Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	3Q11

Page Number
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income	5

Citicorp
Income Statement and Balance Sheet Data	6
Regional Consumer Banking	7 - 8
North America	9 - 11
EMEA	12 - 13
Latin America	14 - 15
Asia	16 - 17
Institutional Clients Group (ICG)	18
Securities and Banking	19
Transaction Services	20

Regional Totals
North America	21
EMEA	22
Latin America	23
Asia	24

Citi Holdings
Income Statement and Balance Sheet Data	25
Brokerage and Asset Management	26
Local Consumer Lending	27 - 30
Special Asset Pool	31

Citigroup Supplemental Detail
Average Balances and Interest Rates	32
Deposits	33
Loans	34
Consumer Loan Delinquency Amounts and Ratios
90+ Days	35
30-89 Days	36
Allowance for Credit Losses
Total Citigroup	37
Consumer and Corporate	38
Components of Provision for Loan Losses
Citicorp	39
Citi Holdings / Total Citigroup	40
Non-Accrual Assets
Total Citigroup	41
Citicorp	42
Citi Holdings	43

Reconciliation of Non-GAAP Financial Measures	44

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts)

									3Q11 vs.	Nine	Nine	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q		3Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011		(Decrease)	2010	2011	(Decrease)

Total Revenues, Net of Interest Expense	$25,421	$22,071	$20,738	$18,371	$19,726	$20,622	$20,831		—	$68,230	$61,179	(10)%
Total Operating Expenses	11,518	11,866	11,520	12,471	12,326	12,936	12,460		8%	34,904	37,722	8%
Net Credit Losses	8,384	7,962	7,659	6,854	6,269	5,147	4,514		(41)%	24,005	15,930	(34)%
Credit Reserve Build / (Release)	(18)	(1,439)	(1,993)	(2,215)	(3,370)	(1,966)	(1,465)		26%	(3,450)	(6,801)	(97)%
Provision for Unfunded Lending Commitments	(35)	(71)	26	(37)	25	(13)	43		65%	(80)	55	NM
Provision for Benefits & Claims	287	213	227	238	260	219	259		14%	727	738	2%
Provision for Credit Losses and for Benefits and Claims	8,618	6,665	5,919	4,840	3,184	3,387	3,351		(43)%	21,202	9,922	(53)%
Income from Continuing Operations before Income Taxes	5,285	3,540	3,299	1,060	4,216	4,299	5,020		52%	12,124	13,535	12%
Income Taxes (benefits)	1,036	812	698	(313)	1,185	967	1,278		83%	2,546	3,430	35%
Income from Continuing Operations	$4,249	$2,728	$2,601	$1,373	$3,031	$3,332	$3,742		44%	$9,578	$10,105	6%
Income (Loss) from Discontinued Operations, net of Taxes	211	(3)	(374)	98	40	71	1		100%	(166)	112	NM
Net Income before Attribution of Noncontrolling Interests	4,460	2,725	2,227	1,471	3,071	3,403	3,743		68%	9,412	10,217	9%
Net Income Attributable to Noncontrolling Interests	32	28	59	162	72	62	(28)		NM	119	106	(11)%
Citigroup’s Net Income	$4,428	$2,697	$2,168	$1,309	$2,999	$3,341	$3,771		74%	$9,293	$10,111	9%

Diluted Earnings Per Share (1):
Income from Continuing Operations	$1.43	$0.90	$0.83	$0.40	$0.97	$1.07	$1.23		48%	$3.15	$3.28	4%
Citigroup’s Net Income	$1.50	$0.90	$0.72	$0.43	$0.99	$1.09	$1.23		71%	$3.11	$3.32	7%
Shares (in millions) (1):
Average Basic	2,844.4	2,884.9	2,887.8	2,893.3	2,904.4	2,908.6	2,910.8		1%	2,872.4	2,907.9	1%
Average Diluted	2,933.4	2,975.3	2,977.8	2,984.8	2,996.6	2,997.0	2,998.6		1%	2,962.2	2,997.4	1%
Common Shares Outstanding, at period end	2,862.0	2,897.5	2,905.0	2,905.8	2,920.6	2,917.9	2,923.7		1%

Preferred Dividends - Basic (in millions)	$—	$—	$—	$9	$4	$9	$4			$—	$17
Preferred Dividends - Diluted (in millions)	$—	$—	$—	$9	$4	$9	$4			$—	$17

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$4,190	$2,674	$2,468	$1,194	$2,920	$3,200	$3,696		50%	$9,329	$9,819	5%
Citigroup’s Net Income	$4,400	$2,671	$2,148	$1,288	$2,960	$3,270	$3,697		72%	$9,215	$9,930	8%

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$4,191	$2,675	$2,469	$1,195	$2,921	$3,206	$3,702		50%	$9,331	$9,832	5%
Citigroup’s Net Income	$4,400	$2,672	$2,149	$1,289	$2,961	$3,276	$3,703		72%	$9,217	$9,942	8%

Financial Ratios:
Tier 1 Common Ratio	9.11%	9.71%	10.33%	10.75%	11.34%	11.62%	11.7	% *
Tier 1 Capital Ratio	11.28%	11.99%	12.50%	12.91%	13.26%	13.55%	13.5	% *
Total Capital Ratio	14.88%	15.59%	16.14%	16.59%	16.98%	17.18%	16.9	% *
Leverage Ratio	6.16%	6.31%	6.57%	6.60%	7.00%	7.05%	7.0	% *
Return on Common Equity	12.0%	7.0%	5.4%	3.2%	7.3%	7.7%	8.4	% *

Balance Sheet Data, EOP (in billions, except Book Value per Share):
Total Assets	$2,002.2	$1,937.7	$1,983.3	$1,913.9	$1,947.8	$1,956.6	$1,936.0		(2)%
Total Deposits	827.9	814.0	850.1	845.0	865.9	866.3	851.3		—
Citigroup’s Stockholders’ Equity	151.4	154.8	162.9	163.5	171.0	176.4	177.4		9%
Citigroup Equity and Trust Securities (included in LT Debt)	173.1	175.0	183.4	181.6	189.0	192.4	193.5		6%
Book Value Per Share (1)	$52.80	$53.32	$55.97	$56.15	$58.46	$60.34	$60.56		8%
Tangible Book Value Per Share (1)	$40.90	$41.86	$44.42	$44.55	$46.87	$48.75	$49.50		11%

Direct Staff (in thousands)	263	259	258	260	260	263	267		3%

(1)          Earnings per share, Book Value per share and Tangible Book Value per share reflect Citigroup’s 1-for-10 reverse stock split which was effective May 6, 2011.  Tangible Book Value per share is a non-GAAP financial measure.  See page 44 for a reconciliation of this measure to its most comparable GAAP measure.

*                  Preliminary

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

								3Q11 vs.	Nine	Nine	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	(Decrease)	2010	2011	(Decrease)
Revenues
Interest revenue	$20,783	$20,356	$19,311	$18,832	$18,155	$18,586	$18,145	(6)%	$60,450	$54,886	(9)%
Interest expense	6,342	6,429	6,183	6,142	6,053	6,438	6,031	(2)%	18,954	18,522	(2)%
Net interest revenue	14,441	13,927	13,128	12,690	12,102	12,148	12,114	(8)%	41,496	36,364	(12)%

Commissions and fees	3,645	3,229	3,248	3,536	3,368	3,557	3,043	(6)%	10,122	9,968	(2)%
Principal transactions	4,116	2,362	2,085	(1,046)	3,167	2,616	2,103	1%	8,563	7,886	(8)%
Administrative and other fiduciary fees	1,022	910	976	1,097	1,097	1,068	945	(3)%	2,908	3,110	7%
Realized gains (losses) on investments (1)	31	69	742	158	(1,127)	412	619	(17)%	842	(96)	NM
Insurance premiums	748	636	655	645	672	684	658	—	2,039	2,014	(1)%
Other revenue	1,418	938	(96)	1,291	447	137	1,349	NM	2,260	1,933	(14)%
Total non-interest revenues	10,980	8,144	7,610	5,681	7,624	8,474	8,717	15%	26,734	24,815	(7)%
Total revenues, net of interest expense	25,421	22,071	20,738	18,371	19,726	20,622	20,831	—	68,230	61,179	(10)%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	8,384	7,962	7,659	6,854	6,269	5,147	4,514	(41)%	24,005	15,930	(34)%
Credit reserve build / (release)	(18)	(1,439)	(1,993)	(2,215)	(3,370)	(1,966)	(1,465)	26%	(3,450)	(6,801)	(97)%
Provision for loan losses	8,366	6,523	5,666	4,639	2,899	3,181	3,049	(46)%	20,555	9,129	(56)%
Policyholder benefits and claims	287	213	227	238	260	219	259	14%	727	738	2%
Provision for unfunded lending commitments	(35)	(71)	26	(37)	25	(13)	43	65%	(80)	55	NM
Total provisions for credit losses and for benefits and claims	8,618	6,665	5,919	4,840	3,184	3,387	3,351	(43)%	21,202	9,922	(53)%

Operating Expenses
Compensation and benefits	6,162	5,961	6,117	6,190	6,409	6,669	6,223	2%	18,240	19,301	6%
Premises and Equipment	830	824	838	839	825	832	860	3%	2,492	2,517	1%
Technology / communication expense	1,199	1,195	1,257	1,273	1,214	1,275	1,306	4%	3,651	3,795	4%
Advertising and marketing expense	302	367	458	518	397	627	635	39%	1,127	1,659	47%
Other operating	3,025	3,519	2,850	3,651	3,481	3,533	3,436	21%	9,394	10,450	11%
Total operating expenses	11,518	11,866	11,520	12,471	12,326	12,936	12,460	8%	34,904	37,722	8%

Income from Continuing Operations before Income Taxes	5,285	3,540	3,299	1,060	4,216	4,299	5,020	52%	12,124	13,535	12%
Provision (benefits) for income taxes	1,036	812	698	(313)	1,185	967	1,278	83%	2,546	3,430	35%

Income from Continuing Operations	4,249	2,728	2,601	1,373	3,031	3,332	3,742	44%	9,578	10,105	6%
Discontinued Operations (2)
Income (Loss) from Discontinued Operations	(5)	(3)	8	72	60	(17)	(5)		—	38
Gain (Loss) on Sale	94	—	(784)	(12)	4	126	16		(690)	146
Provision (benefits) for income taxes	(122)	—	(402)	(38)	24	38	10		(524)	72
Income (Loss) from Discontinued Operations, net of taxes	211	(3)	(374)	98	40	71	1	100%	(166)	112	NM
Net Income before attribution of Noncontrolling Interests	4,460	2,725	2,227	1,471	3,071	3,403	3,743	68%	9,412	10,217	9%
Net Income attributable to noncontrolling interests	32	28	59	162	72	62	(28)	NM	119	106	(11)%
Citigroup’s Net Income	$4,428	$2,697	$2,168	$1,309	$2,999	$3,341	$3,771	74%	$9,293	$10,111	9%

(1)          Includes Other-Than-Temporary Impairment losses on investments.

(2)          Discontinued Operations includes:

a)              The sale of substantially all of Citigroup’s CitiCapital equipment finance unit to General Electric.

b)             The sale of substantially all of Citigroup’s Retail Banking Operations in Germany to Credit Mutuel.

c)              The sale of Nikko Cordial Securities to Sumitomo Mitsui Banking Corporation.

d)             The sale of The Student Loan Corporation.

e)              The sale of the Egg Credit Card Business.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

								Sept 30, 2011
								vs.
	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	Dec 31, 2010
	2010	2010	2010	2010	2011	2011	2011 (1)	Inc (Decr)
Assets
Cash and due from banks (including segregated cash and other deposits)	$25,678	$24,709	$26,342	$27,972	$27,842	$27,766	$28,950	3%
Deposits with banks	163,525	160,780	150,071	162,437	163,603	156,181	160,861	(1)%
Fed funds sold and securities borr’d or purch under agree. to resell	234,348	230,784	240,057	246,717	261,120	283,976	290,645	18%
Brokerage receivables	34,001	36,872	37,138	31,213	40,901	40,695	37,992	22%
Trading account assets	345,783	309,412	337,098	317,272	323,110	322,349	320,637	1%
Investments
Available-for-sale and non-marketable equity securities	270,385	285,783	310,143	289,057	311,773	294,664	272,268	(6)%
Held-to-maturity	46,348	31,283	30,107	29,107	15,484	14,910	12,866	(56)%
Total Investments	316,733	317,066	340,250	318,164	327,257	309,574	285,134	(10)%
Loans, net of unearned income
Consumer	529,669	503,546	461,104	455,732	438,913	440,444	424,626	(7)%
Corporate	192,135	188,620	193,207	193,062	198,223	207,056	212,613	10%
Loans, net of unearned income	721,804	692,166	654,311	648,794	637,136	647,500	637,239	(2)%
Allowance for loan losses	(48,746)	(46,197)	(43,674)	(40,655)	(36,568)	(34,362)	(32,052)	21%
Total loans, net	673,058	645,969	610,637	608,139	600,568	613,138	605,187	—
Goodwill	25,662	25,201	25,797	26,152	26,339	26,621	25,496	(3)%
Intangible assets (other than MSRs)	8,277	7,868	7,705	7,504	7,280	7,136	6,800	(9)%
Mortgage servicing rights (MSR’s)	6,439	4,894	3,976	4,554	4,690	4,258	2,852	(37)%
Other assets	168,709	174,101	172,800	163,778	162,433	164,932	171,438	5%
Assets related to discontinued operations held for sale	—	—	31,409	—	2,672	—	—	—
Total assets	$2,002,213	$1,937,656	$1,983,280	$1,913,902	$1,947,815	$1,956,626	$1,935,992	1%

Liabilities
Non-interest-bearing deposits in U.S. offices	$66,796	$59,225	$64,442	$78,268	$81,839	$86,631	$103,129	32%
Interest-bearing deposits in U.S. offices	230,919	241,820	237,626	225,731	222,613	220,436	218,595	(3)%
Total U.S. Deposits	297,715	301,045	302,068	303,999	304,452	307,067	321,724	6%
Non-interest-bearing deposits in offices outside the U.S.	45,471	46,322	52,080	55,066	61,851	61,898	58,564	6%
Interest-bearing deposits in offices outside the U.S.	484,728	466,584	495,947	485,903	499,560	497,345	470,993	(3)%
Total International Deposits	530,199	512,906	548,027	540,969	561,411	559,243	529,557	(2)%

Total deposits	827,914	813,951	850,095	844,968	865,863	866,310	851,281	1%
Fed funds purch and securities loaned or sold under agree. to repurch.	207,911	196,112	192,065	189,558	187,825	203,843	223,612	18%
Brokerage payables	55,041	54,774	51,517	51,749	50,394	57,245	56,093	8%
Trading account liabilities	142,748	131,001	142,005	129,054	146,346	152,307	148,851	15%
Short-term borrowings	96,694	92,752	87,013	78,790	78,622	72,889	65,818	(16)%
Long-term debt	439,274	413,297	387,330	381,183	376,541	352,458	333,824	(12)%
Other liabilities (2)	78,852	78,439	78,198	72,811	68,792	72,929	77,171	6%
Liabilities related to discontinued operations held for sale	—	—	29,874	—	39	—	—	—
Total liabilities	$1,848,434	$1,780,326	$1,818,097	$1,748,113	$1,774,422	$1,777,981	$1,756,650	—

Equity
Stockholders’ Equity
Preferred Stock	$312	$312	$312	$312	$312	$312	$312	—
Common Stock	287	292	292	292	293	293	294	1%
Additional paid-in capital	96,427	99,014	100,898	101,024	102,740	103,211	105,297	4%
Retained earnings	73,432	76,130	78,260	79,559	82,554	85,857	89,602	13%
Treasury stock	(1,178)	(1,772)	(1,540)	(1,442)	(878)	(1,087)	(1,089)	24%
Accumulated other comprehensive income (loss)	(17,859)	(19,170)	(15,309)	(16,277)	(13,984)	(12,222)	(17,044)	(5)%
Total Common Equity	$151,109	$154,494	$162,601	$163,156	$170,725	$176,052	$177,060	9%

Total Citigroup stockholders’ equity	$151,421	$154,806	$162,913	$163,468	$171,037	$176,364	$177,372	9%
Noncontrolling interests	2,358	2,524	2,270	2,321	2,356	2,281	1,970	(15)%
Total equity	153,779	157,330	165,183	165,789	173,393	178,645	179,342	8%
Total liabilities and equity	$2,002,213	$1,937,656	$1,983,280	$1,913,902	$1,947,815	$1,956,626	$1,935,992	1%

(1)               Preliminary

(2)               Includes allowance for credit losses for letters of credit and unfunded lending commitments of $1,122 million for the first quarter of 2010, $1,054 million for the second quarter of 2010, $1,102 million for the third quarter of 2010, $1,066 million for the fourth quarter of 2010, $1,105 million for the first quarter of 2011, $1,097 million for the second quarter of 2011 and $1,139 million for the third quarter of 2011, respectively.

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL NET REVENUE (In millions of dollars)

								3Q11 vs.	Nine	Nine	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	(Decrease)	2010	2011	(Decrease)

CITICORP
Regional Consumer Banking
North America	$3,800	$3,694	$3,741	$3,555	$3,335	$3,367	$3,418	(9)%	$11,235	$10,120	(10)%
EMEA	403	374	347	379	396	388	363	5%	1,124	1,147	2%
Latin America	2,067	2,108	2,223	2,287	2,297	2,412	2,420	9%	6,398	7,129	11%
Asia	1,796	1,840	1,834	1,926	1,896	2,026	2,067	13%	5,470	5,989	9%
Total	8,066	8,016	8,145	8,147	7,924	8,193	8,268	2%	24,227	24,385	1%

Securities and Banking
North America	3,553	2,628	2,203	1,009	2,328	2,125	2,445	11%	8,384	6,898	(18)%
EMEA	2,517	1,763	1,735	834	2,061	1,642	2,299	33%	6,015	6,002	—
Latin America	611	561	643	732	586	681	519	(19)%	1,815	1,786	(2)%
Asia	1,330	1,010	1,020	966	1,045	1,033	1,460	43%	3,360	3,538	5%
Total	8,011	5,962	5,601	3,541	6,020	5,481	6,723	20%	19,574	18,224	(7)%
Transaction Services
North America	640	635	621	589	609	609	620	—	1,896	1,838	(3)%
EMEA	833	848	835	840	837	898	893	7%	2,516	2,628	4%
Latin America	349	363	389	415	416	436	442	14%	1,101	1,294	18%
Asia	623	665	698	728	698	731	759	9%	1,986	2,188	10%
Total	2,445	2,511	2,543	2,572	2,560	2,674	2,714	7%	7,499	7,948	6%

Total Citicorp	18,522	16,489	16,289	14,260	16,504	16,348	17,705	9%	51,300	50,557	(1)%

CITI HOLDINGS
Brokerage and Asset Management	340	141	(8)	136	137	47	55	NM	473	239	(49)%
Local Consumer Lending	4,670	4,206	3,547	3,403	3,153	2,949	2,998	(15)%	12,423	9,100	(27)%
Special Asset Pool	1,540	572	314	426	(7)	1,015	(227)	NM	2,426	781	(68)%
Total Citi Holdings	6,550	4,919	3,853	3,965	3,283	4,011	2,826	(27)%	15,322	10,120	(34)%

Corporate / Other	349	663	596	146	(61)	263	300	(50)%	1,608	502	(69)%

Total Citigroup - Net Revenues	$25,421	22,071	20,738	18,371	$19,726	20,622	20,831	—	68,230	61,179	(10)%

Credit Valuation Adjustment (CVA) {included in lines above} (1)	309	209	115	(1,102)	(256)	164	1,938	NM	633	1,846	NM

Total Citigroup - Net Revenues - Excluding CVA	$25,112	$21,862	$20,623	$19,473	$19,982	$20,458	$18,893	(8)%	67,597	59,333	(12)%

(1)    Excludes CVA on Monolines.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL INCOME (In millions of dollars)

								3Q11 vs.	Nine	Nine	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	(Decrease)	2010	2011	(Decrease)
Income from Continuing Operations:
CITICORP
Regional Consumer Banking
North America	$17	$53	$177	$403	$550	$686	$692	NM	$247	$1,928	NM
EMEA	24	48	17	2	48	28	9	(47)%	89	85	(4)%
Latin America	365	466	532	426	478	402	344	(35)%	1,363	1,224	(10)%
Asia	565	563	496	507	460	485	567	14%	1,624	1,512	(7)%
Total	971	1,130	1,222	1,338	1,536	1,601	1,612	32%	3,323	4,749	43%

Securities and Banking
North America	1,423	816	430	(204)	458	337	666	55%	2,669	1,461	(45)%
EMEA	1,020	355	499	(69)	766	343	737	48%	1,874	1,846	(1)%
Latin America	266	204	277	344	274	297	208	(25)%	747	779	4%
Asia	470	303	179	186	210	212	526	NM	952	948	—
Total	3,179	1,678	1,385	257	1,708	1,189	2,137	54%	6,242	5,034	(19)%
Transaction Services
North America	160	157	127	85	114	137	121	(5)%	444	372	(16)%
EMEA	303	320	306	296	278	289	289	(6)%	929	856	(8)%
Latin America	156	157	174	177	174	161	169	(3)%	487	504	3%
Asia	320	297	319	319	285	291	318	—	936	894	(4)%
Total	939	931	926	877	851	878	897	(3)%	2,796	2,626	(6)%

Total Citicorp	5,089	3,739	3,533	2,472	4,095	3,668	4,646	32%	12,361	12,409	—

CITI HOLDINGS
Brokerage and Asset Management	76	(94)	(153)	(55)	(10)	(100)	(83)	46%	(171)	(193)	(13)%
Local Consumer Lending	(1,829)	(1,226)	(830)	(1,103)	(599)	(746)	(585)	30%	(3,885)	(1,930)	50%
Special Asset Pool	878	116	(83)	247	62	678	(127)	(53)%	911	613	(33)%
Total Citi Holdings	(875)	(1,204)	(1,066)	(911)	(547)	(168)	(795)	25%	(3,145)	(1,510)	52%

Corporate / Other	35	193	134	(188)	(517)	(168)	(109)	NM	362	(794)	NM

Income From Continuing Operations	4,249	2,728	2,601	1,373	3,031	3,332	3,742	44%	9,578	10,105	6%
Discontinued Operations	211	(3)	(374)	98	40	71	1		(166)	112

Net Income Attributable to Noncontrolling Minority Interests	32	28	59	162	72	62	(28)		119	106

Citigroup’s Net Income	$4,428	$2,697	$2,168	$1,309	$2,999	$3,341	$3,771	74%	$9,293	$10,111	9%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP STATEMENT OF INCOME AND BALANCE SHEET DATA (In millions of dollars)

								3Q11 vs.	Nine	Nine	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	(Decrease)	2010	2011	(Decrease)
Revenues
Net interest revenue	$9,800	$9,680	$9,415	$9,690	$9,461	$9,546	$9,663	3%	$28,895	$28,670	(1)%
Non-Interest revenue	8,722	6,809	6,874	4,570	7,043	6,802	8,042	17%	22,405	21,887	(2)%
Total revenues, net of interest expense	18,522	16,489	16,289	14,260	16,504	16,348	17,705	9%	51,300	50,557	(1)%

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	3,142	2,965	3,020	2,662	2,318	2,153	1,933	(36)%	9,127	6,404	(30)%
Credit Reserve Build / (Release)	(360)	(639)	(427)	(741)	(1,258)	(909)	(630)	(48)%	(1,426)	(2,797)	(96)%
Provision for loan losses	2,782	2,326	2,593	1,921	1,060	1,244	1,303	(50)%	7,701	3,607	(53)%
Provision for Benefits & Claims	44	27	38	42	44	26	45	18%	109	115	6%
Provision for unfunded lending commitments	(7)	(26)	1	—	4	(5)	45	NM	(32)	44	NM
Total provisions for credit losses and for benefits and claims	2,819	2,327	2,632	1,963	1,108	1,265	1,393	(47)%	7,778	3,766	(52)%

Total operating expenses	8,595	9,176	8,931	9,442	9,601	10,062	9,778	9%	26,702	29,441	10%

Income from Continuing Operations before Income Taxes	7,108	4,986	4,726	2,855	5,795	5,021	6,534	38%	16,820	17,350	3%
Provision for income taxes	2,019	1,247	1,193	383	1,700	1,353	1,888	58%	4,459	4,941	11%

Income from Continuing Operations	5,089	3,739	3,533	2,472	4,095	3,668	4,646	32%	12,361	12,409	—
Net Income attributable to noncontrolling Minority Interests (Minority Interest)	21	20	30	51	11	12	6	(80)%	71	29	(59)%
Citicorp’s Net Income	$5,068	$3,719	$3,503	$2,421	$4,084	$3,656	$4,640	32%	$12,290	$12,380	1%

Balance Sheet Data (in billions):

Total EOP Assets	$1,236	$1,211	$1,283	$1,284	$1,330	$1,380	$1,364	6%
Average Assets	$1,233	$1,250	$1,252	$1,294	$1,323	$1,381	$1,381	10%	$1,245	$1,362	9%
Return on Assets	1.67%	1.19%	1.11%	0.74%	1.25%	1.06%	1.33%		1.32%	1.22%
Total EOP Deposits	$730	$719	$757	$760	$784	$788	$776	3%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING Page 1 (In millions of dollars)

								3Q11 vs.	Nine	Nine	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$5,904	$5,759	$5,675	$5,846	$5,736	$5,797	$5,817	3%	$17,338	$17,350	—
Non-Interest Revenue	2,162	2,257	2,470	2,301	2,188	2,396	2,451	(1)%	6,889	7,035	2%
Total Revenues, Net of Interest Expense	8,066	8,016	8,145	8,147	7,924	8,193	8,268	2%	24,227	24,385	—
Total Operating Expenses	3,993	4,033	4,085	4,436	4,477	4,770	4,753	16%	12,111	14,000	16%
Net Credit Losses	3,039	2,922	2,730	2,525	2,108	2,003	1,846	(32)%	8,691	5,957	(31)%
Credit Reserve Build / (Release)	(183)	(407)	(400)	(551)	(864)	(853)	(662)	(66)%	(990)	(2,379)	NM
Provision for Unfunded Lending Committments	1	(4)	—	—	—	3	—	—	(3)	3	NM
Provision for Benefits & Claims	44	27	38	42	44	26	45	18%	109	115	6%
Provision for Loan Losses and for Benefits and Claims	2,901	2,538	2,368	2,016	1,288	1,179	1,229	(48)%	7,807	3,696	(53)%
Income from Continuing Operations before Taxes	1,172	1,445	1,692	1,695	2,159	2,244	2,286	35%	4,309	6,689	55%
Income Taxes	201	315	470	357	623	643	674	43%	986	1,940	97%
Income from Continuing Operations	971	1,130	1,222	1,338	1,536	1,601	1,612	32%	3,323	4,749	43%
Net Income (loss) Attributable to Minority Interests	(5)	—	(4)	—	(2)	3	1	NM	(9)	2	NM
Net Income	$976	$1,130	$1,226	$1,338	$1,538	$1,598	$1,611	31%	$3,332	$4,747	42%
Average Assets (in billions of dollars)	$307	$304	$309	$317	$325	$337	$338	9%	$307	$333	8%
Return on Assets	1.29%	1.49%	1.57%	1.67%	1.92%	1.90%	1.89%		1.45%	1.91%

Net Credit Losses as a % of Average Loans	5.61%	5.43%	4.95%	4.48%	3.72%	3.40%	3.07%

Revenue by Business
Retail Banking	$3,798	$3,901	$3,989	$4,079	$3,889	$4,099	$4,133	4%	$11,688	$12,121	4%
Citi-Branded Cards	4,268	4,115	4,156	4,068	4,035	4,094	4,135	(1)%	12,539	12,264	(2)%
Total Revenues	$8,066	$8,016	$8,145	$8,147	$7,924	$8,193	$8,268	2%	$24,227	$24,385	—

Net Credit Losses by Business
Retail Banking	$289	$303	$333	$342	$277	$298	$295	(11)%	$925	$870	(6)%
Citi-Branded Cards	2,750	2,619	2,397	2,183	1,831	1,705	1,551	(35)%	7,766	5,087	(34)%
Total Net Credit Losses	$3,039	$2,922	$2,730	$2,525	$2,108	$2,003	$1,846	(32)%	$8,691	$5,957	(31)%

Income (loss) from Continuing Operations by Business
Retail Banking	$799	$834	$755	$694	$672	$633	$634	(16)%	$2,388	$1,939	(19)%
Citi-Branded Cards	172	296	467	644	864	968	978	NM	935	2,810	NM
Total	$971	$1,130	$1,222	$1,338	$1,536	$1,601	$1,612	32%	$3,323	$4,749	43%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING Page 2

	1Q 2010	2Q 2010	3Q 2010	4Q 2010	1Q 2011	2Q 2011	3Q 2011	3Q11 vs. 3Q10 Increase/ (Decrease)
Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	4,162	4,161	4,168	4,200	4,200	4,207	4,187	—
Accounts (in millions)	59.2	58.9	59.8	59.5	59.4	59.7	60.3	1%
Average Deposits	$289.2	$291.4	$295.6	$301.9	$307.0	$314.5	$313.2	6%
Investment Sales (International Only)	$24.1	$23.4	$21.3	$23.7	$25.4	$24.5	$21.5	1%
Investment AUMs	$120.8	$116.8	$125.4	$130.5	$133.9	$138.6	$122.3	(2)%
Average Loans	$107.7	$107.3	$109.3	$113.1	$119.3	$126.5	$128.6	18%
EOP Loans:
Real Estate Lending	$56.0	$54.7	$56.5	$59.5	$63.9	$67.0	$67.1	19%
Commercial Markets	25.2	26.3	27.6	28.9	30.8	32.4	31.5	14%
Personal and Other	27.6	26.2	27.5	27.6	28.3	29.6	28.7	4%
EOP Loans	$108.8	$107.2	$111.6	$116.0	$123.0	$129.0	$127.3	14%

Net Interest Revenue (in millions) (1)	$2,551	$2,544	$2,490	$2,577	$2,618	$2,668	$2,687	8%
As a % of Average Loans	9.61%	9.51%	9.04%	9.04%	8.90%	8.46%	8.29%

Net Credit Losses (in millions)	$289	$303	$333	$342	$277	$298	$295	(11)%
As a % of Average Loans	1.09%	1.13%	1.21%	1.20%	0.94%	0.94%	0.91%
Loans 90+ Days Past Due (in millions)(2)	$819	$869	$842	$760	$801	$812	$759	(10)%
As a % of EOP Loans	0.75%	0.81%	0.76%	0.66%	0.66%	0.63%	0.60%
Loans 30-89 Days Past Due (in millions) (2)	$1,304	$1,205	$1,277	$1,146	$1,142	$1,088	$974	(24)%
As a % of EOP Loans	1.20%	1.12%	1.15%	0.99%	0.94%	0.85%	0.77%

Citi-Branded Cards Key Indicators (in millions of dollars)
EOP Open Accounts	51.3	50.8	51.1	51.3	51.7	52.3	53.3	4%
Purchase Sales	$60.1	$63.9	$65.5	$70.5	$64.9	$71.3	$71.4	9%

Average Loans (in billions) (3)	$112.0	$108.5	$109.5	$110.6	$110.3	$110.1	$110.2	1%
EOP Loans (in billions) (3)	$110.2	$109.4	$111.1	$114.1	$109.6	$111.9	$109.4	(2)%
Average Yield (4)	14.89%	14.39%	14.18%	13.95%	13.66%	12.99%	12.94%
Net Interest Revenue (5)	$3,358	$3,207	$3,184	$3,259	$3,128	$3,128	$3,129	(2)%
As a % of Average Loans	12.16%	11.86%	11.54%	11.69%	11.50%	11.40%	11.26%
Net Credit Losses	$2,750	$2,619	$2,397	$2,183	$1,831	$1,705	$1,551	(35)%
As a % of Average Loans	9.96%	9.68%	8.68%	7.83%	6.73%	6.21%	5.58%
Net Credit Margin (6)	$1,518	$1,491	$1,752	$1,878	$2,198	$2,384	$2,577	47%
As a % of Average Loans	5.50%	5.51%	6.35%	6.74%	8.08%	8.69%	9.28%
Loans 90+ Days Past Due	$3,155	$2,929	$2,590	$2,341	$2,172	$1,971	$1,710	(34)%
As a % of EOP Loans	2.86%	2.68%	2.33%	2.05%	1.98%	1.76%	1.56%
Loans 30-89 Days Past Due	$3,094	$2,727	$2,543	$2,407	$2,217	$2,024	$1,856	(27)%
As a % of EOP Loans	2.81%	2.49%	2.29%	2.11%	2.02%	1.81%	1.70%

(1)	Also includes Net Interest Revenue related to the international regions’ deposit balances in excess of the average loan portfolio.
(2)

The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies. See Note 1 on North America Regional Consumer Banking on page 10.

(3)	Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(4)	Average Yield is gross interest revenue earned divided by average loans.
(5)	Net Interest Revenue includes certain fees that are recorded as interest revenue.
(6)	Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

NM  Not meaningful

CITICORP REGIONAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars)

	1Q 2010	2Q 2010	3Q 2010	4Q 2010	1Q 2011	2Q 2011	3Q 2011	3Q11 vs. 3Q10 Increase/ (Decrease)	Nine Months 2010	Nine Months 2011	YTD 2011 vs. YTD 2010 Increase/ (Decrease)
Net Interest Revenue	$2,954	$2,778	$2,734	$2,750	$2,624	$2,590	$2,580	(6)%	$8,466	$7,794	(8)%
Non-Interest Revenue	846	916	1,007	805	711	777	838	(17)%	2,769	2,326	(16)%
Total Revenues, Net of Interest Expense	3,800	3,694	3,741	3,555	3,335	3,367	3,418	(9)%	11,235	10,120	(10)%
Total Operating Expenses	1,621	1,512	1,458	1,572	1,690	1,773	1,811	24%	4,591	5,274	15%
Net Credit Losses	2,156	2,127	1,970	1,766	1,440	1,306	1,155	(41)%	6,253	3,901	(38)%
Credit Reserve Build / (Release)	4	(9)	40	(348)	(648)	(758)	(653)	NM	35	(2,059)	NM
Provision for Unfunded Lending Committments	1	—	—	—	—	—	—	—	1	—	(100)%
Provision for Benefits & Claims	8	5	6	5	6	4	7	17%	19	17	(11)%
Provision for Loan Losses and for Benefits and Claims	2,169	2,123	2,016	1,423	798	552	509	(75)%	6,308	1,859	(71)%
Income from Continuing Operations before Taxes	10	59	267	560	847	1,042	1,098	NM	336	2,987	NM
Income Taxes (benefits)	(7)	6	90	157	297	356	406	NM	89	1,059	NM
Income from Continuing Operations	17	53	177	403	550	686	692	NM	247	1,928	NM
Net Income Attributable to Minority Interests	—	—	—	—	—	—	—	—	—	—	—
Net Income	$17	$53	$177	$403	$550	$686	$692	NM	$247	$1,928	NM
Average Assets (in billions of dollars)	$121	$117	$118	$120	$120	$119	$125	6%	$119	$121	2%
Return on Assets	0.06%	0.18%	0.60%	1.33%	1.86%	2.31%	2.20%		0.28%	2.13%

Net Credit Losses as a % of Average Loans	7.85%	7.98%	7.39%	6.67%	5.52%	4.94%	4.24%

Revenue by Business
Retail Banking	$1,279	$1,324	$1,373	$1,349	$1,188	$1,250	$1,282	(7)%	$3,976	$3,720	(6)%
Citi-Branded Cards	2,521	2,370	2,368	2,206	2,147	2,117	2,136	(10)%	7,259	6,400	(12)%
Total Revenues	$3,800	$3,694	$3,741	$3,555	$3,335	$3,367	$3,418	(9)%	$11,235	$10,120	(10)%

Net Credit Losses by Business
Retail Banking	$73	$79	$90	$97	$88	$77	$65	(28)%	$242	$230	(5)%
Citi-Branded Cards	2,083	2,048	1,880	1,669	1,352	1,229	1,090	(42)%	6,011	3,671	(39)%
Total Net Credit Losses	$2,156	$2,127	$1,970	$1,766	$1,440	$1,306	$1,155	(41)%	$6,253	$3,901	(38)%

Income (loss) from Continuing Operations by Business
Retail Banking	$167	$207	$205	$183	$90	$102	$126	(39)%	$579	$318	(45)%
Citi-Branded Cards	(150)	(154)	(28)	220	460	584	566	NM	(332)	1,610	NM
Total	$17	$53	$177	$403	$550	$686	$692	NM	$247	$1,928	NM

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING NORTH AMERICA Page 2

								3Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q10 Increase/
	2010	2010	2010	2010	2011	2011	2011	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	1,003	1,002	1,000	1,001	1,000	1,002	1,005	1%
Accounts (in millions)	13.5	13.3	13.3	13.1	13.0	12.9	12.9	(3)%
Investment AUMs	$32.6	$28.8	$29.8	$30.4	$29.9	$30.8	$28.3	(5)%

Average Deposits	$144.2	$145.5	$144.9	$144.5	$143.6	$144.4	$145.4	—

Average Loans	$32.2	$30.7	$29.7	$29.7	$31.9	$33.6	$35.2	19%

EOP Loans:
Real Estate Lending	$24.4	$23.1	$22.3	$23.5	$25.8	$27.2	$29.0	30%
Commercial Markets	2.1	2.2	2.1	2.1	2.2	2.2	2.3	10%
Personal and Other	5.0	4.9	5.0	5.1	5.0	5.1	5.2	4%
Total EOP Loans	$31.5	$30.2	$29.4	$30.7	$33.0	$34.5	$36.5	24%

Mortgage Originations	$10.3	$11.2	$18.6	$21.8	$14.1	$11.0	$17.0	(9)%

Third Party Mortgage Servicing Portfolio (EOP)	$191.2	$190.8	$191.4	$191.9	$196.0	$196.5	$196.6	3%

Net Servicing & Gain/(Loss) on Sale (in millions)	$207.8	$271.7	$344.3	$282.4	$129.0	$126.5	$186.5	(46)%

Net Interest Revenue on Loans (in mllions)	$183	$162	$152	$142	$170	$176	$179	18%
As a % of Avg. Loans	2.30%	2.12%	2.03%	1.90%	2.16%	2.10%	2.02%

Net Credit Losses (in millions)	$73	$79	$90	$97	$88	$77	$65	(28)%
As a % of Avg. Loans	0.92%	1.03%	1.20%	1.30%	1.12%	0.92%	0.73%

Loans 90+ Days Past Due (in millions) (1)	$142	$245	$221	$228	$241	$211	$232	5%
As a % of EOP Loans	0.45%	0.81%	0.77%	0.76%	0.75%	0.63%	0.66%
Loans 30-89 Days Past Due (in millions) (1)	$236	$241	$243	$212	$185	$209	$217	(11)%
As a % of EOP Loans	0.75%	0.80%	0.85%	0.71%	0.58%	0.62%	0.62%

(1)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) are $188 million and ($0.8 billion),  $235 million and ($0.8) billion, $352 million ($0.9) billion, $400 million ($0.9) billion and $512 million ($1.3) billion as of September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011 and September 30, 2011, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) are $15 million and ($0.8 billion), $30 million and ($0.8) billion, $52 million ($0.9) billion, $77 million ($0.9) billion and $102 million ($1.3) billion as of September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011 and September 30, 2011, respectively.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING NORTH AMERICA Page 3

								3Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q10 Increase/
	2010	2010	2010	2010	2011	2011	2011	(Decrease)

Citi-Branded Cards Key Indicators (in millions of dollars) (1)
EOP Open Accounts	21.8	21.3	21.2	21.2	21.1	21.2	21.6	2%
Purchase Sales (in billions)	$36.2	$39.3	$39.0	$40.4	$36.3	$39.9	$39.6	2%

Average Loans (in billions) (1)	$79.2	$76.2	$76.0	$75.3	$73.9	$72.4	$72.8	(4)%

EOP Loans (in billions) (1)	$77.7	$77.2	$76.6	$77.5	$73.2	$73.7	$73.8	(4)%

Average Yield (2)	13.58%	12.70%	12.05%	11.67%	11.43%	10.69%	10.45%
Net Interest Revenue (3)	$2,103	$1,940	$1,927	$1,914	$1,791	$1,716	$1,721	(11)%
As a % of Avg. Loans (3)	10.77%	10.21%	10.06%	10.08%	9.83%	9.51%	9.38%
Net Credit Losses	$2,083	$2,048	$1,880	$1,669	$1,352	$1,229	$1,090	(42)%
As a % of Average Loans	10.67%	10.78%	9.81%	8.79%	7.42%	6.81%	5.94%
Net Credit Margin (4)	$438	$317	$481	$530	$789	$883	$1,039	NM
As a % of Avg. Loans (4)	2.24%	1.67%	2.51%	2.79%	4.33%	4.89%	5.66%
Loans 90+ Days Past Due	$2,304	$2,130	$1,807	$1,597	$1,432	$1,205	$1,053	(42)%
As a % of EOP Loans	2.97%	2.76%	2.36%	2.06%	1.96%	1.64%	1.43%
Loans 30-89 Days Past Due	$2,145	$1,828	$1,687	$1,539	$1,327	$1,132	$1,095	(35)%
As a % of EOP Loans	2.76%	2.37%	2.20%	1.99%	1.81%	1.54%	1.48%

(1)          Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)          Average Yield is gross interest revenue earned divided by average Loans.

(3)          Net Interest Revenue includes certain fees that are recorded as interest revenue.

(4)          Net Credit Margin represents Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING EMEA - PAGE 1 (In millions of dollars)

								3Q11 vs.	Nine	Nine	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$246	$228	$220	$229	$226	$233	$221	—	$694	$680	(2)%
Non-Interest Revenue	157	146	127	150	170	155	142	12%	430	467	9%
Total Revenues, Net of Interest Expense	403	374	347	379	396	388	363	5%	1,124	1,147	2%
Total Operating Expenses	281	269	305	324	307	340	328	8%	855	975	14%
Net Credit Losses	97	84	63	72	49	47	49	(22)%	244	145	(41)%
Credit Reserve Build / (Release)	(11)	(46)	(48)	(13)	(34)	(55)	(32)	33%	(105)	(121)	(15)%
Provision for Unfunded Lending Committments	—	(4)	—	—	—	3	—	—	(4)	3	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	86	34	15	59	15	(5)	17	13%	135	27	(80)%
Income (loss) from Continuing Operations before Taxes	36	71	27	(4)	74	53	18	(33)%	134	145	8%
Income Taxes (benefits)	12	23	10	(6)	26	25	9	(10)%	45	60	33%
Income from Continuing Operations	24	48	17	2	48	28	9	(47)%	89	85	(4)%
Net Income Attributable to Minority Interests	—	—	(1)	—	—	2	1	NM	(1)	3	NM
Net Income	$24	$48	$18	$2	$48	$26	$8	(56)%	$90	$82	(9)%
Average Assets (in billions of dollars)	$10	$10	$10	$10	$10	$11	$10	—	$10	$10	—
Return on Assets	0.97%	1.93%	0.71%	0.08%	1.95%	0.95%	0.32%		1.20%	1.10%

Net Credit Losses as a % of Average Loans	5.18%	4.88%	3.57%	4.14%	2.76%	2.51%	2.70%

Revenue by Business
Retail Banking	$220	$203	$184	$215	$217	$212	$199	8%	$607	$628	3%
Citi-Branded Cards	183	171	163	164	179	176	164	1%	517	519	—
Total	$403	$374	$347	$379	$396	$388	$363	5%	$1,124	$1,147	2%

Income (loss) from Continuing Operations by Business
Retail Banking	$(9)	$6	$(24)	$(27)	$3	$(17)	$(21)	13%	$(27)	$(35)	(30)%
Citi-Branded Cards	33	42	41	29	45	45	30	(27)%	116	120	3%
Total	$24	$48	$17	$2	$48	$28	$9	(47)%	$89	$85	(4)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING EMEA - PAGE 2

								3Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q10 Increase/
	2010	2010	2010	2010	2011	2011	2011	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	310	304	300	298	297	296	294	(2)%
Accounts (in millions)	3.7	3.7	3.7	3.7	3.6	3.6	3.7	—
Average Deposits	$9.7	$8.9	$9.1	$9.2	$9.7	$9.9	$9.6	5%
Investment Sales	$0.7	$0.7	$0.6	$0.9	$1.0	$1.0	$1.0	67%
Investment AUMs	$4.4	$4.1	$4.6	$4.9	$5.3	$5.4	$4.7	2%
Average Loans	$4.7	$4.2	$4.2	$4.1	$4.3	$4.5	$4.4	5%
EOP Loans:
Real Estate Lending	$0.1	$0.1	$0.1	$0.1	$0.1	$0.2	$0.2	100%
Commercial Markets	1.3	1.2	1.4	1.3	1.6	1.7	1.6	14%
Personal and Other	3.2	2.7	2.9	2.8	2.8	2.8	2.5	(14)%
Total EOP Loans	$4.6	$4.0	$4.4	$4.2	$4.5	$4.7	$4.3	(2)%

Net Interest Revenue (in millions) (1)	$123	$111	$102	$114	$108	$112	$106	4%
As a % of Average Loans (1)	10.61%	10.60%	9.64%	11.03%	10.19%	9.98%	9.56%
Net Credit Losses (in millions)	$47	$45	$32	$43	$23	$24	$29	(9)%
As a % of Average Loans	4.06%	4.30%	3.02%	4.16%	2.17%	2.14%	2.61%
Loans 90+ Days Past Due (in millions)	$108	$109	$105	$84	$76	$76	$65	(38)%
As a % of EOP Loans	2.35%	2.73%	2.39%	2.00%	1.69%	1.62%	1.51%
Loans 30-89 Days Past Due (in millions)	$203	$158	$156	$136	$143	$132	$106	(32)%
As a % of EOP Loans	4.41%	3.95%	3.55%	3.24%	3.18%	2.81%	2.47%

Citi-Branded Cards Key Indicators (in billions of dollars)
EOP Open Accounts (in millions)	2.6	2.4	2.5	2.5	2.5	2.5	2.6	4%
Purchase Sales	$2.1	$2.1	$2.3	$2.5	$2.3	$2.7	$2.6	13%
Average Loans (2)	$2.9	$2.7	$2.8	$2.8	$2.9	$3.0	$2.8	—
EOP Loans (2)	$2.9	$2.6	$2.9	$2.8	$2.9	$3.0	$2.7	(7)%
Average Yield (3)	21.31%	20.90%	21.03%	20.54%	20.61%	19.86%	20.14%	(4)%

Net Interest Revenue (in millions) (4)	$123	$117	$118	$115	$118	$121	$115	(3)%
As a % of Avg. Loans (4)	17.20%	17.38%	16.72%	16.29%	16.50%	16.18%	16.29%
Net Credit Losses (in millions)	$50	$39	$31	$29	$26	$23	$20	(35)%
As a % of Average Loans	6.99%	5.79%	4.39%	4.11%	3.64%	3.08%	2.83%
Net Credit Margin (in millions) (5)	$133	$132	$132	$135	$153	$153	$144	9%
As a % of Avg. Loans (5)	18.60%	19.61%	18.70%	19.13%	21.40%	20.46%	20.40%
Loans 90+ Days Past Due (in millions)	$77	$72	$69	$58	$60	$54	$47	(32)%
As a % of EOP Loans	2.66%	2.77%	2.38%	2.07%	2.07%	1.80%	1.74%
Loans 30-89 Days Past Due (in millions)	$113	$90	$86	$72	$78	$72	$63	(27)%
As a % of EOP Loans	3.90%	3.46%	2.97%	2.57%	2.69%	2.40%	2.33%

(1) Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2) Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3) Average Yield is gross interest revenue earned divided by average loans.

(4) Net Interest Revenue includes certain fees that are recorded as interest revenue.

(5) Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING LATIN AMERICA - PAGE 1 (In millions of dollars)

								3Q11 vs.	Nine	Nine	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$1,449	$1,461	$1,492	$1,566	$1,562	$1,625	$1,656	11%	$4,402	$4,843	10%
Non-Interest Revenue	618	647	731	721	735	787	764	5%	1,996	2,286	15%
Total Revenues, Net of Interest Expense	2,067	2,108	2,223	2,287	2,297	2,412	2,420	9%	6,398	7,129	11%
Total Operating Expenses	1,172	1,291	1,287	1,409	1,361	1,490	1,481	15%	3,750	4,332	16%
Net Credit Losses	509	457	451	451	407	425	406	(10)%	1,417	1,238	(13)%
Credit Reserve Build / (Release)	(138)	(240)	(298)	(147)	(147)	(21)	63	NM	(676)	(105)	84%
Provision for Unfunded Lending Committments	—	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	36	22	32	37	38	22	38	—	90	98	9%
Provision for Loan Losses and for Benefits and Claims	407	239	185	341	298	426	507	NM	831	1,231	48%
Income from Continuing Operations before Taxes	488	578	751	537	638	496	432	(42)%	1,817	1,566	(14)%
Income Taxes	123	112	219	111	160	94	88	(60)%	454	342	(25)%
Income from Continuing Operations	365	466	532	426	478	402	344	(35)%	1,363	1,224	(10)%
Net Income (loss) Attributable to Minority Interests	(5)	—	(3)	—	(2)	1	—	100%	(8)	(1)	88%
Net Income	$370	$466	$535	$426	$480	$401	$344	(36)%	$1,371	$1,225	(11)%
Average Assets (in billions of dollars)	$71	$72	$73	$74	$77	$84	$80	10%	$72	$80	11%
Return on Assets	2.11%	2.60%	2.91%	2.28%	2.53%	1.91%	1.71%		2.55%	2.05%

Net Credit Losses as a % of Average Loans	7.00%	6.07%	5.72%	5.42%	4.78%	4.59%	4.37%

Revenue by Business
Retail Banking	$1,187	$1,227	$1,290	$1,330	$1,336	$1,402	$1,397	8%	$3,704	$4,135	12%
Citi-Branded Cards	880	881	933	957	961	1,010	1,023	10%	2,694	2,994	11%
Total	$2,067	$2,108	$2,223	$2,287	$2,297	$2,412	$2,420	9%	$6,398	$7,129	11%

Income (loss) from Continuing Operations by Business
Retail Banking	$232	$250	$251	$205	$299	$242	$173	(31)%	$733	$714	(3)%
Citi-Branded Cards	133	216	281	221	179	160	171	(39)%	630	510	(19)%
Total	$365	$466	$532	$426	$478	$402	$344	(35)%	$1,363	$1,224	(10)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING LATIN AMERICA - PAGE 2

								3Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q10 Increase/
	2010	2010	2010	2010	2011	2011	2011	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	2,145	2,151	2,161	2,190	2,196	2,210	2,215	2%
Accounts (in millions)	25.9	25.9	26.5	26.6	26.6	26.9	27.2	3%
Average Deposits	$39.6	$39.9	$40.6	$42.6	$45.6	$48.3	$46.1	14%
Investment Sales	$14.5	$13.1	$10.6	$10.0	$13.1	$12.9	$12.0	13%
Investment AUMs	$37.9	$39.1	$43.2	$45.0	$47.4	$50.5	$44.3	3%
Average Loans	$17.4	$18.2	$19.0	$20.0	$21.1	$23.1	$23.1	22%
EOP Loans:
Real Estate Lending	$3.6	$3.7	$3.9	$4.2	$4.7	$4.8	$4.3	10%
Commercial Markets	8.8	9.4	9.9	10.6	11.0	11.9	10.9	10%
Personal and Other	6.0	5.4	5.8	5.6	6.3	7.0	6.8	17%
Total EOP Loans	$18.4	$18.5	$19.6	$20.4	$22.0	$23.7	$22.0	12%

Net Interest Revenue (in millions) (1)	$781	$784	$805	$842	$864	$877	$908	13%
As a % of Avg. Loans (1)	18.20%	17.28%	16.81%	16.70%	16.61%	15.23%	15.59%
Net Credit Losses (in millions)	$91	$96	$129	$123	$103	$117	$113	(12)%
As a % of Average Loans	2.12%	2.12%	2.69%	2.44%	1.98%	2.03%	1.94%
Loans 90+ Days Past Due (in millions)	$323	$308	$290	$223	$249	$259	$239	(18)%
As a % of EOP Loans	1.76%	1.66%	1.48%	1.09%	1.13%	1.09%	1.09%
Loans 30-89 Days Past Due (in millions)	$389	$336	$402	$265	$323	$301	$266	(34)%
As a % of EOP Loans	2.11%	1.82%	2.05%	1.30%	1.47%	1.27%	1.21%

Citi-Branded Cards Key Indicators (in millions of dollars)
EOP Open Accounts (in millions)	12.1	12.2	12.4	12.5	12.7	13.0	13.3	7%
Purchase Sales (in billions)	$7.3	$7.5	$8.2	$9.6	$9.1	$10.0	$10.3	26%
Average Loans (in billions) (2)	$12.1	$12.0	$12.3	$13.0	$13.4	$14.0	$13.8	12%
EOP Loans (in billions) (2)	$12.1	$12.0	$12.6	$13.4	$13.5	$14.2	$12.9	2%
Average Yield (3)	24.58%	25.10%	26.00%	27.70%	25.67%	23.41%	24.74%	(5)%

Net Interest Revenue (4)	$668	677	$687	$724	$698	748	$748	9%
As a % of Avg. Loans (4)	22.39%	22.63%	22.16%	22.10%	21.13%	21.43%	21.50%
Net Credit Losses	$418	361	$322	328	$304	308	$293	(9)%
As a % of Average Loans	14.01%	12.07%	10.39%	10.01%	9.20%	8.82%	8.42%
Net Credit Margin (5)	$462	$520	$611	$629	$657	$702	$730	19%
As a % of Avg. Loans (5)	15.48%	17.38%	19.71%	19.20%	19.88%	20.11%	20.99%
Loans 90+ Days Past Due	$510	$481	$472	$446	$445	$462	$396	(16)%
As a % of EOP Loans	4.21%	4.01%	3.75%	3.33%	3.30%	3.25%	3.07%
Loans 30-89 Days Past Due	$475	$485	$442	$456	$454	$469	$398	(10)%
As a % of EOP Loans	3.93%	4.04%	3.51%	3.40%	3.36%	3.30%	3.09%

(1)	Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.
(2)	Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(3)	Average Yield is gross interest revenue earned divided by average loans.
(4)	Net Interest Revenue includes certain fees that are recorded as interest revenue.
(5)	Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING ASIA - PAGE 1 (In millions of dollars)

								3Q11 vs.	Nine	Nine	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$1,255	$1,292	$1,229	$1,301	$1,324	$1,349	$1,360	11%	$3,776	$4,033	7%
Non-Interest Revenue	541	548	605	625	572	677	707	17%	1,694	1,956	15%
Total Revenues, Net of Interest Expense	1,796	1,840	1,834	1,926	1,896	2,026	2,067	13%	5,470	5,989	9%
Total Operating Expenses	919	961	1,035	1,131	1,119	1,167	1,133	9%	2,915	3,419	17%
Net Credit Losses	277	254	246	236	212	225	236	(4)%	777	673	(13)%
Credit Reserve Build / (Release)	(38)	(112)	(94)	(43)	(35)	(19)	(40)	57%	(244)	(94)	61%
Provision for Unfunded Lending Committments	—	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	239	142	152	193	177	206	196	29%	533	579	9%
Income from Continuing Operations before Taxes	638	737	647	602	600	653	738	14%	2,022	1,991	(2)%
Income Taxes	73	174	151	95	140	168	171	13%	398	479	20%
Income from Continuing Operations	565	563	496	507	460	485	567	14%	1,624	1,512	(7)%
Net Income Attributable to Minority Interests	—	—	—	—	—	—	—	—	—	—	—
Net Income	$565	$563	$496	$507	$460	$485	$567	14%	$1,624	$1,512	(7)%
Average Assets (in billions of dollars)	$105	$105	$108	$113	$118	$123	$123	14%	$106	$121	14%
Return on Assets	2.18%	2.15%	1.82%	1.78%	1.58%	1.58%	1.83%		2.05%	1.67%

Net Credit Losses as a % of Average Loans	1.58%	1.42%	1.30%	1.19%	1.05%	1.05%	1.08%

Revenue by Business
Retail Banking	$1,112	$1,147	$1,142	$1,185	$1,148	$1,235	$1,255	10%	$3,401	$3,638	7%
Citi-Branded Cards	684	693	692	741	748	791	812	17%	2,069	2,351	14%
Total	$1,796	$1,840	$1,834	$1,926	$1,896	$2,026	$2,067	13%	$5,470	$5,989	9%

Income from Continuing Operations by Business
Retail Banking	$409	$371	$323	$333	$280	$306	$356	10%	$1,103	$942	(15)%
Citi-Branded Cards	156	192	173	174	180	179	211	22%	521	570	9%
Total	$565	$563	$496	$507	$460	$485	$567	14%	$1,624	$1,512	(7)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING ASIA - PAGE 2

								3Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q10 Increase/
	2010	2010	2010	2010	2011	2011	2011	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	704	704	707	711	707	699	673	(5)%
Accounts (in millions)	16.1	16.0	16.3	16.1	16.2	16.3	16.5	1%
Average Deposits	$95.7	$97.1	$101.0	$105.6	$108.1	$111.9	$112.1	11%
Investment Sales	$8.9	$9.6	$10.1	$12.8	$11.3	$10.6	$8.5	(16)%
Investment AUMs	$45.9	$44.8	$47.8	$50.2	$51.3	$51.9	$45.0	(6)%
Average Loans	$53.4	$54.2	$56.4	$59.3	$62.0	$65.3	$65.9	17%
EOP Loans:
Real Estate Lending	$27.9	$27.8	$30.2	$31.7	$33.3	$34.8	$33.6	11%
Commercial Markets	13.0	13.5	14.2	14.9	16.0	16.6	16.7	18%
Personal and Other	13.4	13.2	13.8	14.1	14.2	14.7	14.2	3%
Total EOP Loans	$54.3	$54.5	$58.2	$60.7	$63.5	$66.1	$64.5	11%

Net Interest Revenue (in millions) (1)	$791	$819	$777	$795	$803	$806	$815	5%
As a % of Avg. Loans (1)	6.01%	6.06%	5.47%	5.32%	5.25%	4.95%	4.91%
Net Credit Losses (in millions)	$78	$83	$82	$79	$63	$80	$88	7%
As a % of Average Loans	0.59%	0.61%	0.58%	0.53%	0.41%	0.49%	0.53%
Loans 90+ Days Past Due (in millions)	$246	$207	$226	$225	$235	$266	$223	(1)%
As a % of EOP Loans	0.45%	0.38%	0.39%	0.37%	0.37%	0.40%	0.35%
Loans 30-89 Days Past Due (in millions)	$476	$470	$476	$533	$491	$446	$385	(19)%
As a % of EOP Loans	0.88%	0.86%	0.82%	0.88%	0.77%	0.67%	0.60%

Citi-Branded Cards Key Indicators (in millions of dollars)
EOP Open Accounts (in millions)	14.8	14.9	15.0	15.1	15.4	15.6	15.8	5%
Purchase Sales (in billions)	$14.5	$15.0	$16.0	$18.0	$17.2	$18.7	$18.9	18%
Average Loans (in billions) (2)	$17.8	$17.6	$18.4	$19.5	$20.1	$20.7	$20.8	13%
EOP Loans (in billions) (2)	$17.5	$17.6	$19.0	$20.4	$20.0	$21.0	$20.0	5%
Average Yield (3)	13.17%	13.20%	12.32%	12.65%	12.88%	13.01%	12.83%	4%

Net Interest Revenue (4)	$464	473	$452	$506	$521	543	$545	21%
As a % of Avg. Loans (4)	10.57%	10.78%	9.75%	10.29%	10.51%	10.52%	10.40%
Net Credit Losses	$199	$171	$164	$157	$149	$145	$148	(10)%
As a % of Average Loans	4.53%	3.90%	3.54%	3.19%	3.01%	2.81%	2.82%
Net Credit Margin (5)	$485	$522	$528	$584	$599	$646	$664	26%
As a % of Avg. Loans (5)	11.05%	11.90%	11.38%	11.88%	12.09%	12.52%	12.67%
Loans 90+ Days Past Due	$264	$246	$242	$240	$235	$250	$214	(12)%
As a % of EOP Loans	1.51%	1.40%	1.27%	1.18%	1.18%	1.19%	1.07%
Loans 30-89 Days Past Due	$361	$324	$328	$340	$358	$351	$300	(9)%
As a % of EOP Loans	2.06%	1.84%	1.73%	1.67%	1.79%	1.67%	1.50%

(1)	Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.
(2)	Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(3)	Average Yield is gross interest revenue earned divided by average loans.
(4)	Net Interest Revenue includes certain fees that are recorded as interest revenue.
(5)	Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP (In millions of dollars)

								3Q11 vs.	Nine	Nine	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	(Decrease)	2010	2011	(Decrease)

Commissions and Fees	$1,108	$1,086	$1,016	$1,056	$1,132	$1,132	$1,159	14%	3,210	3,423	7%
Administration and Other Fiduciary Fees	721	617	674	739	746	732	649	(4)%	2,012	2,127	6%
Investment Banking	953	592	829	1,146	793	1,001	590	(29)%	2,374	2,384	—
Principal Transactions	3,307	1,777	1,539	(1,056)	2,260	1,288	1,665	8%	6,623	5,213	(21)%
Other	471	480	346	384	(76)	253	1,528	NM	1,297	1,705	31%
Total Non-Interest Revenue	6,560	4,552	4,404	2,269	4,855	4,406	5,591	27%	15,516	14,852	(4)%
Net Interest Revenue (including Dividends)	3,896	3,921	3,740	3,844	3,725	3,749	3,846	3%	11,557	11,320	(2)%
Total Revenues, Net of Interest Expense	10,456	8,473	8,144	6,113	8,580	8,155	9,437	16%	27,073	26,172	(3)%
Total Operating Expenses	4,602	5,143	4,846	5,006	5,124	5,292	5,025	4%	14,591	15,441	6%
Net Credit Losses	103	43	290	137	210	150	87	(70)%	436	447	3%
Provision for Unfunded Lending Commitments	(8)	(22)	1	—	4	(8)	45	NM	(29)	41	NM
Credit Reserve Build / (Release)	(177)	(232)	(27)	(190)	(394)	(56)	32	NM	(436)	(418)	4%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	(82)	(211)	264	(53)	(180)	86	164	(38)%	(29)	70	NM
Income from Continuing Operations before Taxes	5,936	3,541	3,034	1,160	3,636	2,777	4,248	40%	12,511	10,661	(15)%
Income Taxes	1,818	932	723	26	1,077	710	1,214	68%	3,473	3,001	(14)%
Income from Continuing Operations	4,118	2,609	2,311	1,134	2,559	2,067	3,034	31%	9,038	7,660	(15)%
Net Income Attributable to Minority Interests	26	20	34	51	13	9	5	(85)%	80	27	(66)%
Net Income	$4,092	$2,589	$2,277	$1,083	$2,546	$2,058	$3,029	33%	$8,958	$7,633	(15)%
Average Assets (in billions of dollars)	$926	$946	$943	$977	$998	$1,044	$1,043	11%	$938	$1,028	10%
Return on Assets	1.79%	1.10%	0.96%	0.44%	1.03%	0.79%	1.15%		1.28%	0.99%

Revenue by Region
North America	$4,193	$3,263	$2,824	$1,598	$2,937	$2,734	$3,065	9%	$10,280	$8,736	(15)%
EMEA	3,350	2,611	2,570	1,674	2,898	2,540	3,192	24%	8,531	8,630	1%
Latin America	960	924	1,032	1,147	1,002	1,117	961	(7)%	2,916	3,080	6%
Asia	1,953	1,675	1,718	1,694	1,743	1,764	2,219	29%	5,346	5,726	7%
Total	$10,456	$8,473	$8,144	$6,113	$8,580	$8,155	$9,437	16%	$27,073	$26,172	(3)%

Income from Continuing Operations by Region
North America	$1,583	$973	$557	$(119)	$572	$474	$787	41%	$3,113	$1,833	(41)%
EMEA	1,323	675	805	227	1,044	632	1,026	27%	2,803	2,702	(4)%
Latin America	422	361	451	521	448	458	377	(16)%	1,234	1,283	4%
Asia	790	600	498	505	495	503	844	69%	1,888	1,842	(2)%
Total	$4,118	$2,609	$2,311	$1,134	$2,559	$2,067	$3,034	31%	$9,038	$7,660	(15)%

Average Loans by Region (in billions)
North America	$68	68	66	66	$66	$68	70	6%	$68	$68	—
EMEA	37	37	38	40	42	48	48	26%	37	46	24%
Latin America	23	22	23	24	25	29	30	30%	23	28	22%
Asia	30	35	38	42	45	49	54	42%	34	49	44%
Total	$158	$162	$165	$172	$178	$194	$202	22%	$162	$191	18%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP SECURITIES AND BANKING (In millions of dollars)

								3Q11 vs.	Nine	Nine	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$2,503	$2,515	$2,301	$2,404	$2,287	$2,270	$2,347	2%	$7,319	$6,904	(6)%
Non-Interest Revenue	5,508	3,447	3,300	1,137	3,733	3,211	4,376	33%	12,255	11,320	(8)%
Total Revenues, Net of Interest Expense	8,011	5,962	5,601	3,541	6,020	5,481	6,723	20%	19,574	18,224	(7)%
Total Operating Expenses	3,439	3,962	3,610	3,682	3,805	3,901	3,582	(1)%	11,011	11,288	3%
Net Credit Losses	102	42	289	134	203	151	70	(76)%	433	424	(2)%
Provision for Unfunded Lending Commitments	(8)	(22)	1	—	4	(8)	54	NM	(29)	50	NM
Credit Reserve Build / (Release)	(158)	(199)	(11)	(194)	(394)	(83)	50	NM	(368)	(427)	(16)%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	(64)	(179)	279	(60)	(187)	60	174	(38)%	36	47	31%
Income (loss) from Continuing Operations before Taxes	4,636	2,179	1,712	(81)	2,402	1,520	2,967	73%	8,527	6,889	(19)%
Income Taxes (benefits)	1,457	501	327	(338)	694	331	830	NM	2,285	1,855	(19)%
Income from Continuing Operations	3,179	1,678	1,385	257	1,708	1,189	2,137	54%	6,242	5,034	(19)%
Net Income Attributable to Minority Interests	21	15	29	45	9	4	—	(100)%	65	13	(80)%
Net Income	$3,158	$1,663	$1,356	$212	$1,699	$1,185	$2,137	58%	$6,177	$5,021	(19)%
Average Assets (in billions of dollars)	827	846	834	857	874	913	910	9%	835	899	8%
Return on Assets	1.55%	0.79%	0.65%	0.10%	0.79%	0.52%	0.93%		0.99%	0.75%

Revenue Details:
Investment Banking:
Advisory	$198	$88	$237	$197	$143	$198	$184	(22)%	$523	$525	—
Equity Underwriting	224	157	152	404	204	272	106	(30)%	533	582	9%
Debt Underwriting	635	429	541	566	504	615	446	(18)%	1,605	1,565	(2)%
Total Investment Banking	1,057	674	930	1,167	851	1,085	736	(21)%	2,661	2,672	—
Lending	250	530	(11)	193	252	356	1,030	NM	769	1,638	NM
Equity Markets	1,213	652	1,040	596	1,070	812	634	(39)%	2,905	2,516	(13)%
Fixed Income Markets	5,380	3,715	3,501	1,481	3,795	3,033	3,802	9%	12,596	10,630	(16)%
Private Bank	494	512	497	501	515	555	557	12%	1,503	1,627	8%
Other Securities and Banking	(383)	(121)	(356)	(397)	(463)	(360)	(36)	90%	(860)	(859)	—
Total Securities and Banking Revenues	$8,011	$5,962	$5,601	$3,541	$6,020	$5,481	$6,723	20%	$19,574	$18,224	(7)%

Credit Valuation Adjustment (CVA) {included in lines above}	285	255	99	(1,038)	(229)	147	1,888	NM	639	1,806	NM
Total Revenues Excluding CVA	$7,726	$5,707	$5,502	$4,579	$6,249	$5,334	$4,835	(12)%	$18,935	$16,418	(13)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP TRANSACTION SERVICES (In millions of dollars)

								3Q11 vs.	Nine	Nine	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$1,393	$1,406	$1,439	$1,440	$1,438	$1,479	$1,499	4%	$4,238	$4,416	4%
Non-Interest Revenue	1,052	1,105	1,104	1,132	1,122	1,195	1,215	10%	3,261	3,532	8%
Total Revenues, Net of Interest Expense	2,445	2,511	2,543	2,572	2,560	2,674	2,714	7%	7,499	7,948	6%
Total Operating Expenses	1,163	1,181	1,236	1,324	1,319	1,391	1,443	17%	3,580	4,153	16%
Net Credit Losses	1	1	1	3	7	(1)	17	NM	3	23	NM
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	(9)	—	—	(9)	—
Credit Reserve Build / (Release)	(19)	(33)	(16)	4	—	27	(18)	(13)%	(68)	9	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	(18)	(32)	(15)	7	7	26	(10)	33%	(65)	23	NM
Income from Continuing Operations before Taxes	1,300	1,362	1,322	1,241	1,234	1,257	1,281	(3)%	3,984	3,772	(5)%
Income Taxes	361	431	396	364	383	379	384	(3)%	1,188	1,146	(4)%
Income from Continuing Operations	939	931	926	877	851	878	897	(3)%	2,796	2,626	(6)%
Net Income Attributable to Minority Interests	5	5	5	6	4	5	5	—	15	14	(7)%
Net Income	$934	$926	$921	$871	$847	$873	$892	(3)%	$2,781	$2,612	(6)%
Average Assets (in billions of dollars)	$99	$100	$109	$120	$124	$131	$133	22%	$103	$129	25%
Return on Assets	3.83%	3.71%	3.35%	2.88%	2.77%	2.67%	2.66%		3.61%	2.71%

Revenue Details
Treasury and Trade Solutions	$1,789	$1,814	$1,854	$1,841	$1,843	$1,933	$1,950	5%	5,457	5,726	5%
Securities and Fund Services	656	697	689	731	717	741	764	11%	2,042	2,222	9%
Total	$2,445	$2,511	$2,543	$2,572	$2,560	$2,674	$2,714	7%	$7,499	$7,948	6%

Average Deposits and Other Customer Liability Balances (in billions)
North America	$72	74	81	78	$79	85	91	12%	$75	$86	15%
EMEA	106	106	111	116	118	119	115	4%	108	117	8%
Latin America	26	25	26	29	32	33	34	31%	26	33	27%
Asia	115	115	122	130	126	128	125	2%	117	126	8%
Total	$319	$320	$340	$353	$355	$365	$365	7%	$326	$362	11%

EOP Assets Under Custody (in trillions of dollars)	$11.8	$11.3	$12.4	$12.6	$13.0	$13.5	$12.5	1%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP North America (In millions of dollars)

								3Q11 vs.	Nine	Nine	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$4,484	$4,305	$3,962	$4,007	$3,855	$3,711	$3,773	(5)%	$12,751	$11,339	(11)%
Non-Interest Revenue	3,509	2,652	2,603	1,146	2,417	2,390	2,710	4%	8,764	7,517	(14)%
Total Revenues, Net of Interest Expense	7,993	6,957	6,565	5,153	6,272	6,101	6,483	(1)%	21,515	18,856	(12)%
Total Operating Expenses	3,462	3,596	3,351	3,561	3,774	3,878	3,724	11%	10,409	11,376	9%
Net Credit Losses	2,231	2,144	2,240	1,841	1,595	1,424	1,195	(47)%	6,615	4,214	(36)%
Credit Reserve Build / (Release)	(25)	(72)	215	(478)	(722)	(748)	(569)	NM	118	(2,039)	NM
Provision Unfunded Lending Commitments	(1)	(20)	(5)	1	9	—	58	NM	(26)	67	NM
Provision for Benefits & Claims	8	5	6	5	6	4	7	17%	19	17	(11)%
Provision for Credit Losses and for Benefits and Claims	2,213	2,057	2,456	1,369	888	680	691	(72)%	6,726	2,259	(66)%
Income from Continuing Operations before Taxes	2,318	1,304	758	223	1,610	1,543	2,068	NM	4,380	5,221	19%
Income Taxes	718	278	24	(61)	488	383	589	NM	1,020	1,460	43%
Income from Continuing Operations	1,600	1,026	734	284	1,122	1,160	1,479	NM	3,360	3,761	12%
Net Income (loss) Attributable to Minority Interests	5	1	14	33	(8)	(7)	(17)	NM	20	(32)	NM
Net Income	$1,595	$1,025	$720	$251	$1,130	$1,167	$1,496	NM	$3,340	$3,793	14%
Average Assets (in billions of dollars)	$544	$551	$519	$527	$545	$551	$545	5%	$538	$547	2%
Return on Assets	1.19%	0.75%	0.55%	0.19%	0.84%	0.85%	1.09%		0.83%	0.93%

Revenue by Business
Retail Banking	$1,279	$1,324	$1,373	$1,349	$1,188	$1,250	$1,282	(7)%	$3,976	$3,720	(6)%
Citi-Branded Cards	2,521	2,370	2,368	2,206	2,147	2,117	2,136	(10)%	7,259	6,400	(12)%
Regional Consumer Banking	3,800	3,694	3,741	3,555	3,335	3,367	3,418	(9)%	11,235	10,120	(10)%
Securities and Banking	3,553	2,628	2,203	1,009	2,328	2,125	2,445	11%	8,384	6,898	(18)%
Transaction Services	640	635	621	589	609	609	620	—	1,896	1,838	(3)%
Total Revenues	$7,993	$6,957	$6,565	$5,153	$6,272	$6,101	$6,483	(1)%	$21,515	$18,856	(12)%

Income (loss) from Continuing Operations by Business
Retail Banking	$167	$207	$205	$183	$90	$102	$126	(39)%	$579	$318	(45)%
Citi-Branded Cards	(150)	(154)	(28)	220	460	584	566	NM	(332)	1,610	NM
Regional Consumer Banking	17	53	177	403	550	686	692	NM	247	1,928	NM
Securities and Banking	1,423	816	430	(204)	458	337	666	55%	2,669	1,461	(45)%
Transaction Services	160	157	127	85	114	137	121	(5)%	444	372	(16)%
Total	$1,600	$1,026	$734	$284	$1,122	$1,160	$1,479	NM	$3,360	$3,761	12%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP EMEA (In millions of dollars)

								3Q11 vs.	Nine	Nine	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$1,174	$1,203	$1,215	$1,210	$1,168	$1,073	$1,168	(4)%	$3,592	$3,409	(5)%
Non-Interest Revenue	2,579	1,782	1,702	843	2,126	1,855	2,387	40%	6,063	6,368	5%
Total Revenues, Net of Interest Expense	3,753	2,985	2,917	2,053	3,294	2,928	3,555	22%	9,655	9,777	1%
Total Operating Expenses	1,788	2,058	1,821	1,849	1,891	2,006	1,966	8%	5,667	5,863	3%
Net Credit Losses	116	94	82	124	92	72	86	5%	292	250	(14)%
Credit Reserve Build / (Release)	(174)	(165)	(150)	(45)	(274)	(105)	(30)	80%	(489)	(409)	16%
Provision Unfunded Lending Commitments	(6)	(5)	6	(1)	(5)	(5)	(4)	NM	(5)	(14)	NM
Provision for Benefits & Claims	—	—	—	—	—	—		—	—	—	—
Provision for Credit Losses and for Benefits and Claims	(64)	(76)	(62)	78	(187)	(38)	52	NM	(202)	(173)	14%
Income from Continuing Operations before Taxes	2,029	1,003	1,158	126	1,590	960	1,537	33%	4,190	4,087	(2)%
Income Taxes	682	280	336	(103)	498	300	502	49%	1,298	1,300	—
Income from Continuing Operations	1,347	723	822	229	1,092	660	1,035	26%	2,892	2,787	(4)%
Net Income Attributable to Minority Interests	20	17	17	17	21	17	22	29%	54	60	11%
Net Income	$1,327	$706	$805	$212	$1,071	$643	$1,013	26%	$2,838	$2,727	(4)%
Average Assets (in billions of dollars)	$241	$241	$259	$269	$263	$297	$310	20%	$247	$290	17%
Return on Assets	2.23%	1.18%	1.23%	0.31%	1.65%	0.87%	1.30%		1.54%	1.26%

Revenue by Business
Retail Banking	$220	$203	$184	$215	$217	$212	$199	8%	$607	$628	3%
Citi-Branded Cards	183	171	163	164	179	176	164	1%	517	519	—
Regional Consumer Banking	403	374	347	379	396	388	363	5%	$1,124	$1,147	2%
Securities and Banking	2,517	1,763	1,735	834	2,061	1,642	2,299	33%	6,015	6,002	—
Transaction Services	833	848	835	840	837	898	893	7%	2,516	2,628	4%
Total	$3,753	$2,985	$2,917	$2,053	$3,294	$2,928	$3,555	22%	$9,655	$9,777	1%

Income (loss) from Continuing Operations by Business
Retail Banking	$(9)	$6	$(24)	$(27)	$3	$(17)	$(21)	13%	$(27)	$(35)	(30)%
Citi-Branded Cards	33	42	41	29	45	45	30	(27)%	116	120	3%
Regional Consumer Banking	24	48	17	2	48	28	9	(47)%	$89	$85	(4)%
Securities and Banking	1,020	355	499	(69)	766	343	737	48%	1,874	1,846	(1)%
Transaction Services	303	320	306	296	278	289	289	(6)%	929	856	(8)%
Total	$1,347	$723	$822	$229	$1,092	$660	$1,035	26%	$2,892	$2,787	(4)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP LATIN AMERICA (In millions of dollars)

								3Q11 vs.	Nine	Nine	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$2,189	$2,176	$2,248	$2,395	$2,357	$2,478	$2,412	7%	$6,613	$7,247	10%
Non-Interest Revenue	838	856	1,007	1,039	942	1,051	969	(4)%	2,701	2,962	10%
Total Revenues, Net of Interest Expense	3,027	3,032	3,255	3,434	3,299	3,529	3,381	4%	9,314	10,209	10%
Total Operating Expenses	1,525	1,673	1,692	1,834	1,787	1,921	1,921	14%	4,890	5,629	15%
Net Credit Losses	511	471	452	462	411	423	413	(9)%	1,434	1,247	(13)%
Credit Reserve Build / (Release)	(153)	(256)	(353)	(156)	(239)	(13)	31	NM	(762)	(221)	71%
Provision Unfunded Lending Commitments	—	—	—	—	—	—	(9)	—	—	(9)	—
Provision for Benefits & Claims	36	22	32	37	38	22	38	—	90	98	9%
Provision for Credit Losses and for Benefits and Claims	394	237	131	343	210	432	473	NM	762	1,115	46%
Income from Continuing Operations before Taxes	1,108	1,122	1,432	1,257	1,302	1,176	987	(31)%	3,662	3,465	(5)%
Income Taxes	321	295	449	310	376	316	266	(41)%	1,065	958	(10)%
Income from Continuing Operations	787	827	983	947	926	860	721	(27)%	2,597	2,507	(3)%
Net Income (loss) Attributable to Minority Interests	(5)	1	(2)	—	(3)	1	—	—	(6)	(2)	67%
Net Income	$792	$826	$985	$947	$929	$859	$721	(27)%	$2,603	$2,509	(4)%
Average Assets (in billions of dollars)	$146	$149	$150	$159	$171	$177	$169	13%	$148	$172	16%
Return on Assets	2.20%	2.22%	2.61%	2.36%	2.20%	1.95%	1.69%		2.35%	1.95%

Revenue by Business
Retail Banking	$1,187	$1,227	$1,290	$1,330	$1,336	$1,402	$1,397	8%	$3,704	$4,135	12%
Citi-Branded Cards	880	881	933	957	961	1,010	1,023	10%	2,694	2,994	11%
Regional Consumer Banking	2,067	2,108	2,223	2,287	2,297	2,412	2,420	9%	$6,398	$7,129	11%
Securities and Banking	611	561	643	732	586	681	519	(19)%	1,815	1,786	(2)%
Transaction Services	349	363	389	415	416	436	442	14%	1,101	1,294	18%
Total	$3,027	$3,032	$3,255	$3,434	$3,299	$3,529	$3,381	4%	$9,314	$10,209	10%

Income from Continuing Operations by Business
Retail Banking	$232	$250	$251	$205	$299	$242	$173	(31)%	$733	$714	(3)%
Citi-Branded Cards	133	216	281	221	179	160	171	(39)%	630	510	(19)%
Regional Consumer Banking	365	466	532	426	478	402	344	(35)%	$1,363	$1,224	(10)%
Securities and Banking	266	204	277	344	274	297	208	(25)%	747	779	4%
Transaction Services	156	157	174	177	174	161	169	(3)%	487	504	3%
Total	$787	$827	$983	$947	$926	$860	$721	(27)%	$2,597	$2,507	(3)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP ASIA (In millions of dollars)

								3Q11 vs.	Nine	Nine	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$1,953	$1,996	$1,990	$2,078	$2,081	$2,284	$2,310	16%	$5,939	$6,675	12%
Non-Interest Revenue	1,796	1,519	1,562	1,542	1,558	1,506	1,976	27%	4,877	5,040	3%
Total Revenues, Net of Interest Expense	3,749	3,515	3,552	3,620	3,639	3,790	4,286	21%	10,816	11,715	8%
Total Operating Expenses	1,820	1,849	2,067	2,198	2,149	2,257	2,167	5%	5,736	6,573	15%
Net Credit Losses	284	256	246	235	220	234	239	(3)%	786	693	(12)%
Credit Reserve Build / (Release)	(8)	(146)	(139)	(62)	(23)	(43)	(62)	55%	(293)	(128)	56%
Provision for Unfunded Lending Commitments	—	(1)	—	—	—	—	—	—	(1)	—	100%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	276	109	107	173	197	191	177	65%	492	565	15%
Income from Continuing Operations before Taxes	1,653	1,557	1,378	1,249	1,293	1,342	1,942	41%	4,588	4,577	—
Income Taxes	298	394	384	237	338	354	531	38%	1,076	1,223	14%
Income from Continuing Operations	1,355	1,163	994	1,012	955	988	1,411	42%	3,512	3,354	(4)%
Net Income Attributable to Minority Interests	1	1	1	1	1	1	1	—	3	3	—
Net Income	$1,354	$1,162	$993	$1,011	$954	$987	$1,410	42%	$3,509	$3,351	(5)%
Average Assets (in billions of dollars)	$302	$309	$324	$339	$344	$356	$357	10%	$312	$352	13%
Return on Assets	1.82%	1.51%	1.22%	1.18%	1.12%	1.11%	1.57%		1.50%	1.27%

Revenue by Business
Retail Banking	$1,112	$1,147	$1,142	$1,185	$1,148	$1,235	$1,255	10%	$3,401	$3,638	7%
Citi-Branded Cards	684	693	692	741	748	791	812	17%	2,069	2,351	14%
Regional Consumer Banking	1,796	1,840	1,834	1,926	1,896	2,026	2,067	13%	$5,470	$5,989	9%
Securities and Banking	1,330	1,010	1,020	966	1,045	1,033	1,460	43%	3,360	3,538	5%
Transaction Services	623	665	698	728	698	731	759	9%	1,986	2,188	10%
Total	$3,749	$3,515	$3,552	$3,620	$3,639	$3,790	$4,286	21%	$10,816	$11,715	8%

Income from Continuing Operations by Business
Retail Banking	$409	$371	$323	$333	$280	$306	$356	10%	$1,103	$942	(15)%
Citi-Branded Cards	156	192	173	174	180	179	211	22%	521	570	9%
Regional Consumer Banking	565	563	496	507	460	485	567	14%	$1,624	$1,512	(7)%
Securities and Banking	470	303	179	186	210	212	526	NM	952	948	—
Transaction Services	320	297	319	319	285	291	318	—	936	894	(4)%
Total	$1,355	$1,163	$994	$1,012	$955	$988	$1,411	42%	$3,512	$3,354	(4)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS STATEMENT OF INCOME AND BALANCE SHEET DATA (In millions of dollars)

								3Q11 vs.	Nine	Nine	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	(Decrease)	2010	2011	(Decrease)
Revenues
Net interest revenue	$4,375	$3,971	$3,519	$2,908	$2,630	$2,652	$2,473	(30)%	11,865	7,755	(35)%
Non-interest revenue	2,175	948	334	1,057	653	1,359	353	6%	3,457	2,365	(32)%
Total revenues, net of interest expense	6,550	4,919	3,853	3,965	3,283	4,011	2,826	(27)%	15,322	10,120	(34)%

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	5,241	4,998	4,640	4,191	3,950	2,995	2,581	(44)%	14,879	9,526	(36)%
Credit Reserve Build / (Release)	340	(800)	(1,567)	(1,473)	(2,112)	(1,057)	(835)	47%	(2,027)	(4,004)	(98)%
Provision for loan losses	5,581	4,198	3,073	2,718	1,838	1,938	1,746	(43)%	12,852	5,522	(57)%
Provision for Benefits & Claims	243	185	189	196	216	193	215	14%	617	624	1%
Provision for unfunded lending commitments	(26)	(45)	26	(37)	21	(8)	(3)	NM	(45)	10	NM
Total provisions for credit losses and for benefits and claims	5,798	4,338	3,288	2,877	2,075	2,123	1,958	(40)%	13,424	6,156	(54)%

Total operating expenses	2,573	2,435	2,228	2,379	2,019	2,204	2,104	(6)%	7,236	6,327	(13)%

Income (Loss) from Continuing Operations before Income Taxes	(1,821)	(1,854)	(1,663)	(1,291)	(811)	(316)	(1,236)	26%	(5,338)	(2,363)	56%
Provision (benefits) for income taxes	(946)	(650)	(597)	(380)	(264)	(148)	(441)	26%	(2,193)	(853)	61%

Income (Loss) from Continuing Operations	(875)	(1,204)	(1,066)	(911)	(547)	(168)	(795)	25%	(3,145)	(1,510)	52%
Net Income (Loss) attributable to noncontrolling Minority Interests (Minority Interest)	11	8	80	108	61	50	7	(91)%	99	118	19%
Citi Holding’s Net Income (Loss)	$(886)	$(1,212)	$(1,146)	$(1,019)	$(608)	$(218)	$(802)	30%	$(3,244)	$(1,628)	50%

Balance Sheet Data (in billions):

Total EOP Assets	$503	$465	$421	$359	$337	$308	$289	(31)%

Total EOP Deposits	$86	$82	$82	$79	$77	$73	$71	(14)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS BROKERAGE AND ASSET MANAGEMENT (In millions of dollars)

	1Q 2010	2Q 2010	3Q 2010	4Q 2010	1Q 2011	2Q 2011	3Q 2011	3Q11 vs. 3Q10 Increase/ (Decrease)	Nine Months 2010	Nine Months 2011	YTD 2011 vs. YTD 2010 Increase/ (Decrease)
Net Interest Revenue	$(65)	$(71)	$(87)	$(54)	$(46)	$(44)	$(42)	52%	$(223)	$(132)	41%
Non-Interest Revenue	405	212	79	190	183	91	97	23%	696	371	(47)%
Total Revenues, Net of Interest Expense	340	141	(8)	136	137	47	55	NM	473	239	(49)%
Total Operating Expenses	273	267	231	216	174	230	145	(37)%	771	549	(29)%
Net Credit Losses	11	1	2	3	1	—	3	50%	14	4	(71)%
Credit Reserve Build / (Release)	(7)	(3)	(4)	(4)	(1)	(2)	—	100%	(14)	(3)	79%
Provision for Benefits & Claims	9	9	9	11	8	9	11	22%	27	28	4%
Provision for Unfunded Lending Commitments	—	(6)	—	—	—	1	(1)	—	(6)	—	100%
Provision for Loan Losses and for Benefits and Claims	13	1	7	10	8	8	13	86%	21	29	38%
Income (loss) from Continuing Operations before Taxes	54	(127)	(246)	(90)	(45)	(191)	(103)	58%	(319)	(339)	(6)%
Income Taxes (benefits)	(22)	(33)	(93)	(35)	(35)	(91)	(20)	78%	(148)	(146)	1%
Income (loss) from Continuing Operations	76	(94)	(153)	(55)	(10)	(100)	(83)	46%	(171)	(193)	(13)%
Net Income (loss) Attributable to Minority Interests	(5)	7	6	3	2	1	7	17%	8	10	25%
Net Income (Loss)	$81	$(101)	$(159)	$(58)	$(12)	$(101)	$(90)	43%	$(179)	$(203)	(13)%
EOP Assets (in billions of dollars)	$31	$30	$28	$27	$27	$27	$26	(7)%

EOP Deposits (in billions of dollars)	$59	$57	$57	$58	$58	$55	$54	(5)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING Page 1 (In millions of dollars)

								3Q11 vs.	Nine	Nine	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$4,020	$3,688	$3,383	$2,740	$2,617	$2,831	$2,750	(19)%	$11,091	$8,198	(26)%
Non-Interest Revenue	650	518	164	663	536	118	248	51%	1,332	902	(32)%
Total Revenues, Net of Interest Expense	4,670	4,206	3,547	3,403	3,153	2,949	2,998	(15)%	12,423	9,100	(27)%
Total Operating Expenses	2,165	2,039	1,876	1,977	1,763	1,879	1,898	1%	6,080	5,540	(9)%
Net Credit Losses	4,938	4,535	3,949	3,618	3,279	2,776	2,376	(40)%	13,422	8,431	(37)%
Credit Reserve Build / (Release)	386	(421)	(953)	(783)	(1,110)	(664)	(558)	41%	(988)	(2,332)	NM
Provision for Benefits & Claims	234	176	180	185	208	184	204	13%	590	596	1%
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	5,558	4,290	3,176	3,020	2,377	2,296	2,022	(36)%	13,024	6,695	(49)%
Income (loss) from Continuing Operations before Taxes	(3,053)	(2,123)	(1,505)	(1,594)	(987)	(1,226)	(922)	39%	(6,681)	(3,135)	53%
Income Taxes (benefits)	(1,224)	(897)	(675)	(491)	(388)	(480)	(337)	50%	(2,796)	(1,205)	57%
Income (loss) from Continuing Operations	(1,829)	(1,226)	(830)	(1,103)	(599)	(746)	(585)	30%	(3,885)	(1,930)	50%
Net Income (loss) Attributable to Minority Interests	—	7	—	1	—	—	—	—	7	—	(100)%
Net Income (Loss)	$(1,829)	$(1,233)	$(830)	$(1,104)	$(599)	$(746)	$(585)	30%	$(3,892)	$(1,930)	50%
Average Assets (in billions of dollars)	$355	$333	$317	$291	$246	$233	$225	(29)%	$335	$235	(30)%
EOP Assets (in billions of dollars)	$346	$323	$298	$252	$237	$228	$218	(27)%

Net Credit Losses as a % of Average Loans	6.30%	6.03%	6.31%	6.21%	6.15%	5.43%	4.85%

Revenue by Business
International	$335	$444	$500	$231	$115	$394	$215	(57)%	$1,279	$724	(43)%
Retail Partner Cards	2,206	2,113	2,060	1,787	1,741	1,700	1,790	(13)%	6,379	5,231	(18)%
North America (ex Cards)	2,129	1,649	987	1,385	1,297	855	993	1%	4,765	3,145	(34)%
Total Revenues	$4,670	$4,206	$3,547	$3,403	$3,153	$2,949	$2,998	(15)%	$12,423	$9,100	(27)%

Net Credit Losses by Business
International	$612	$495	$444	$376	$341	$286	$237	(47)%	$1,551	$864	(44)%
Retail Partner Cards	1,932	1,775	1,505	1,352	1,111	956	784	(48)%	5,212	2,851	(45)%
North America (ex Cards)	2,394	2,265	2,000	1,890	1,827	1,534	1,355	(32)%	6,659	4,716	(29)%
Total Net Credit Losses	$4,938	$4,535	$3,949	$3,618	$3,279	$2,776	$2,376	(40)%	$13,422	$8,431	(37)%

Income (Loss) from Continuing Operations by Business
International	$(557)	$(186)	$(115)	$(281)	$(332)	$(135)	$(160)	(39)%	$(858)	$(627)	27%
Retail Partner Cards	(259)	102	381	87	426	490	476	25%	224	1,392	NM
North America (ex Cards)	(1,013)	(1,142)	(1,096)	(909)	(693)	(1,101)	(901)	18%	(3,251)	(2,695)	17%
Total Income (Loss) from Continuing Operations	$(1,829)	$(1,226)	$(830)	$(1,103)	$(599)	$(746)	$(585)	30%	$(3,885)	$(1,930)	50%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 2 (In millions of dollars, except branches)

								3Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q10 Increase/
	2010	2010	2010	2010	2011	2011	2011	(Decrease)

International Key Indicators

Branches	539	537	537	506	503	503	413	(23)%

Average Loans (in billions) (1)	$30.0	$26.1	$25.0	$23.6	$18.9	$17.9	$15.9	(36)%

EOP Loans (1):
Real Estate Lending	$7.8	$7.0	$7.0	$6.6	$6.5	$5.4	$5.3	(24)%
Cards	7.0	6.2	6.5	6.2	3.5	3.6	3.3	(49)%
Commercial Markets	1.1	0.9	1.0	0.9	0.8	0.8	0.6	(40)%
Personal and Other	11.8	10.5	10.2	8.2	7.3	6.8	5.6	(45)%
EOP Loans (in billions of dollars)	$27.7	$24.6	$24.7	$21.9	$18.1	$16.6	$14.8	(40)%
Net Interest Revenue	$465	$390	$396	$144	$20	$291	$186	(53)%
As a % of Average Loans	6.29%	5.99%	6.28%	2.42%	0.43%	6.52%	4.64%
Net Credit Losses	$612	$495	$444	$376	$341	$286	$237	(47)%
As a % of Average Loans	8.27%	7.61%	7.05%	6.32%	7.32%	6.41%	5.91%
Loans 90+ Days Past Due	$953	$724	$713	$657	$571	$530	$480	(33)%
As a % of EOP Loans	3.44%	2.94%	2.89%	3.00%	3.15%	3.19%	3.24%
Loans 30-89 Days Past Due	$1,059	$939	$978	$848	$815	$726	$677	(31)%
As a % of EOP Loans	3.82%	3.82%	3.96%	3.87%	4.50%	4.37%	4.57%

North America Key Indicators - Retail Partner Cards (1)

EOP Open Accounts (in millions)	95.1	92.4	90.8	89.1	86.5	85.8	84.5	(7)%
Purchase Sales (in billions)	$18.7	$21.4	$20.1	$21.9	$16.3	$19.6	$18.8	(6)%

Average Loans (in billions) (1)	$57.1	$53.1	$48.8	$45.8	$43.8	$41.8	$41.4	(15)%

EOP Loans (in billions) (1)	$54.5	$50.2	$46.0	$46.4	$41.3	$41.9	$41.1	(11)%

Average Yield (2)	18.27%	18.31%	18.53%	17.78%	18.11%	18.09%	18.27%
Net Interest Revenue (3)	$2,044	$1,989	$1,878	$1,664	$1,651	$1,663	$1,749	(7)%
As a % of Avg. Loans	14.52%	15.02%	15.27%	14.41%	15.29%	15.96%	16.76%

Net Credit Losses	$1,932	$1,775	$1,505	$1,352	$1,111	$956	$784	(48)%
As a % of Avg. Loans	13.72%	13.41%	12.24%	11.71%	10.29%	9.17%	7.51%
Net Credit Margin (4)	$254	$318	$536	$416	$607	$722	$983	83%
As a % of Avg. Loans	1.80%	2.40%	4.36%	3.60%	5.62%	6.93%	9.42%
Loans 90+ Days Past Due	$2,374	$1,996	$1,739	$1,601	$1,300	$1,059	$1,016	(42)%
As a % of EOP Loans	4.36%	3.98%	3.78%	3.45%	3.15%	2.53%	2.47%
Loans 30-89 Days Past Due	$2,316	$2,090	$1,914	$1,685	$1,460	$1,315	$1,329	(31)%
As a % of EOP Loans	4.25%	4.16%	4.16%	3.63%	3.54%	3.14%	3.23%

(1)	Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(2)	Average Yield is gross interest revenue earned divided by average loans.
(3)	Net Interest Revenue includes certain fees that are recorded as interest revenue.
(4)	Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 3 (In millions of dollars, except branches)

								3Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q10 Increase/
	2010	2010	2010	2010	2011	2011	2011	(Decrease)

North America Key Indicators (ex Cards) (1)

Branches	2,250	2,218	1,841	1,837	1,835	1,816	1,794	(3)%

Average Loans (in billions of dollars)	$230.9	$222.5	$174.6	$161.6	$153.6	$145.2	$136.9	(22)%

EOP Loans (in billions of dollars)	$226.7	$211.5	$167.1	$156.6	$147.7	$139.5	$130.7	(22)%
Net Interest Revenue	1,511	1,309	1,109	932	946	877	815	(27)%
As a % of Avg. Loans	2.65%	2.36%	2.52%	2.29%	2.50%	2.42%	2.36%
Net Credit Losses	$2,394	$2,265	$2,000	$1,890	$1,827	$1,534	$1,355	(32)%
As a % of Average Loans	4.20%	4.08%	4.54%	4.64%	4.82%	4.24%	3.93%
Loans 90+ Days Past Due (2) (3)	$13,470	$11,643	$9,362	$7,958	$6,660	$5,493	$5,339	(43)%
As a % of EOP Loans	6.27%	5.84%	6.03%	5.43%	4.83%	4.23%	4.40%
Loans 30-89 Days Past Due (2) (3)	$8,803	$8,112	$7,458	$6,863	$5,294	$5,201	$5,209	(30)%
As a % of EOP Loans	4.10%	4.07%	4.81%	4.68%	3.84%	4.01%	4.29%

KEY INDICATORS:

Residential Real Estate Lending
Average Loans (in billions of dollars)	$150.4	$145.1	$136.9	$129.2	$123.6	$118.6	$114.0	(17)%
EOP Loans (in billions of dollars)	$147.7	$139.6	$132.5	$125.6	$119.9	$116.0	$110.9	(16)%
Third Party Mortgage Serv Portfolio (EOP, in billions)	$341.4	$327.6	$307.7	$259.9	$244.4	$234.8	$207.2	(33)%
Net Servicing & Gain/(Loss) on Sale	$69.6	$180.7	$80.8	$172.2	$53.4	$(20.3)	$86.4	7%
Net Interest Revenue on Loans	$582	$461	$440	$409	$434	$371	$310	(30)%
As a % of Avg. Loans	1.57%	1.27%	1.28%	1.26%	1.42%	1.25%	1.08%
Net Credit Losses	$1,699	$1,546	$1,381	$1,268	$1,264	$1,088	$979	(29)%
As a % of Avg. Loans	4.58%	4.27%	4.00%	3.89%	4.15%	3.68%	3.41%
Loans 90+ Days Past Due (2) (3)	$10,938	$9,300	$8,231	$6,860	$5,703	$4,967	$4,836	(41)%
As a % of EOP Loans	8.05%	7.29%	6.83%	5.94%	5.18%	4.67%	4.76%
Loans 30-89 Days Past Due (2) (3)	$6,313	$5,771	$5,769	$5,374	$4,265	$4,344	$4,401	(24)%
As a % of EOP Loans	4.65%	4.52%	4.78%	4.65%	3.87%	4.09%	4.34%

(1)

The third quarter of 2010 reflects the sale of The Student Loan Corporation. This sale is reported as discontinued operations for the third and fourth quarters of 2010 only. Prior periods were not reclassified due to the immateriality of the impact in those periods.

(2)

The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) for each period are: $5.2 billion ($9.0 billion), $5.0 billion ($9.4 billion), $5.0 billion ($9.5 billion), $5.2 billion ($8.4 billion), $4.9 billion ($8.3 billion), $4.6 billion ($8.3 billion) and $4.5 billion ($8.1 billion) as of March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011 and September 30, 2011, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period are: $1.2 billion ($9.0 billion), $1.6 billion ($9.4 billion), $1.7 billion ($9.5 billion) $1.6 billion ($8.4 billion), $1.4 billion ($8.3 billion), $1.6 billion ($8.3 billion) and $1.6 billion ($8.1 billion) as of March 31, 2010, June 30, 2010, September 30, 2010,  December 31, 2010, March 31, 2011, June 30, 2011 and September 30, 2011, respectively.

(3)

The March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010,  March 31, 2011, June 30, 2011 and September 30, 2011 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes $2.9 billion, $2.6 billion, $2.4 billion, $1.7 billion, $1.5 billion, $1.4 billion and $1.3 billion, respectively, of Loans that are carried at fair value.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 4 North America (In millions of dollars)

								3Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q10 Increase/
	2010	2010	2010	2010	2011	2011	2011	(Decrease)

KEY INDICATORS:

Personal Loans
Average Loans (in billions of dollars)	$15.0	$14.0	$13.4	$13.1	$12.5	$11.5	$11.3	(16)%
EOP Loans (in billions of dollars)	$14.5	$13.6	$13.3	$12.9	$12.2	$11.4	$11.1	(17)%
Net Interest Revenue on Loans	$590	$551	$534	$534	$509	$518	$522	(2)%
As a % of Avg. Loans	15.95%	15.79%	15.81%	16.17%	16.51%	18.07%	18.33%
Net Credit Losses	$383	$428	$363	$351	$387	$313	$246	(32)%
As a % of Avg. Loans	10.36%	12.26%	10.75%	10.63%	12.56%	10.92%	8.64%
Loans 90+ Days Past Due	$520	$437	$487	$547	$449	$350	$352	(28)%
As a % of EOP Loans	3.59%	3.21%	3.66%	4.24%	3.68%	3.07%	3.17%
Loans 30-89 Days Past Due	$323	$343	$405	$335	$244	$251	$247	(39)%
As a % of EOP Loans	2.23%	2.52%	3.05%	2.60%	2.00%	2.20%	2.23%

Commercial Real Estate
Average Loans (in billions of dollars)	$10.5	$10.1	$7.7	$4.5	$3.3	$1.9	$1.2	(84)%
EOP Loans (in billions of dollars)	$10.3	$9.9	$5.4	$3.4	$2.0	$1.3	$1.1	(80)%
Net Interest Revenue on Loans	$33	$33	$19	$8	$3	$3	$4	(79)%
As a % of Avg. Loans	1.27%	1.31%	0.98%	0.71%	0.37%	0.63%	1.32%
Net Credit Losses	$64	$93	$61	$39	$27	$9	$7	(89)%
As a % of Avg. Loans	2.47%	3.69%	3.14%	3.44%	3.32%	1.90%	2.31%
Loans 90+ Days Past Due (1)	$306	$258	$77	$73	$57	$61	$34	(56)%
As a % of EOP Loans	2.97%	2.61%	1.43%	2.15%	2.85%	4.69%	3.09%
Loans 30-89 Days Past Due (1)	$136	$155	$112	$85	$29	$13	$10	(91)%
As a % of EOP Loans	1.32%	1.57%	2.07%	2.50%	1.45%	1.00%	0.91%

Student Loans, Auto and Other (2)
Average Loans (in billions of dollars)	$55.0	$53.3	$16.6	$14.8	$14.2	$13.2	$10.4	(37)%
EOP Loans (in billions of dollars)	$54.2	$48.4	$15.9	$14.7	$13.6	$10.8	$7.6	(52)%
Net Credit Losses	$248	$198	$195	$232	$149	$124	$123	(37)%
As a % of Avg. Loans	1.83%	1.49%	4.66%	6.22%	4.26%	3.77%	4.69%
Loans 90+ Days Past Due (3) (4)	$1,706	$1,648	$567	$478	$451	$115	$117	(79)%
As a % of EOP Loans	3.15%	3.40%	3.57%	3.25%	3.32%	1.06%	1.54%
Loans 30-89 Days Past Due (3) (4)	$2,031	$1,843	$1,172	$1,069	$756	$593	$551	(53)%
As a % of EOP Loans	3.75%	3.81%	7.37%	7.27%	5.56%	5.49%	7.25%

(1)

The third quarter of 2010 excludes approximately $153 million (90+ Days Past Due) and $16 million (30-89 Days Past Due) related to loan sales or transfers from Loans to Loans-held-for-sale (Other Assets) on the Consolidated Balance Sheet.

(2)

The third quarter of 2010 reflects the sale of The Student Loan Corporation. This sale is reported as discontinued operations for the third and fourth quarters of 2010 only. Prior periods were not reclassified due to the immateriality of the impact in those periods.

(3)

The second quarter of 2010 excludes an estimated $27 million (90+ Days Past Due) and $145 million (30-89 Days Past Due) related to the transfer from Loans to Loans-held-for-sale (Other Assets) on the Consolidated Balance Sheet related to the announced sale of a portfolio, which closed in the third quarter of 2010.

(4)

The second quarter of 2011 excludes an estimated $353 million (90+ Days Past Due) and $122 million (30-89 Days Past Due) related to transfers from Loans to Loans-held-for-sale (Other Assets) on the Consolidated Balance Sheet.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS SPECIAL ASSET POOL (In millions of dollars)

								3Q11 vs.	Nine	Nine	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$420	$354	$223	$222	$59	$(135)	$(235)	NM	$997	$(311)	NM
Non-Interest Revenue	1,120	218	91	204	(66)	1,150	8	(91)%	1,429	1,092	(24)%
Total Revenues, Net of Interest Expense	1,540	572	314	426	(7)	1,015	(227)	NM	2,426	781	(68)%
Total Operating Expenses	135	129	121	186	82	95	61	(50)%	385	238	(38)%
Net Credit Losses	292	462	689	570	670	219	202	(71)%	1,443	1,091	(24)%
Credit Reserve Build / (Release)	(39)	(376)	(610)	(686)	(1,001)	(391)	(277)	55%	(1,025)	(1,669)	(63)%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—
Provision for Unfunded Lending Commitments	(26)	(39)	26	(37)	21	(9)	(2)	NM	(39)	10	NM
Provision for Loan Losses and for Benefits and Claims	227	47	105	(153)	(310)	(181)	(77)	NM	379	(568)	NM
Income from Continuing Operations before Taxes	1,178	396	88	393	221	1,101	(211)	NM	1,662	1,111	(33)%
Income Taxes	300	280	171	146	159	423	(84)	NM	751	498	(34)%
Income from Continuing Operations	878	116	(83)	247	62	678	(127)	(53)%	911	613	(33)%
Net Income (loss) Attributable to Minority Interests	16	(6)	74	104	59	49	—	(100)%	84	108	29%
Net Income (Loss)	$862	$122	$(157)	$143	$3	$629	$(127)	19%	$827	$505	(39)%

EOP Assets (in billions of dollars)	$126	$112	$95	$80	$73	$53	$45	(53)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4) Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	Third	Second	Third	Third	Second	Third	Third		Second		Third
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars	2010	2011	2011 (5)	2010	2011	2011 (5)	2010		2011		2011 (5)
Assets:
Deposits with Banks	$160,541	$173,728	$167,808	$318	$460	$423	0.79%		1.06%		1.00%
Fed Funds Sold and Resale Agreements (6)	246,944	280,149	281,033	807	903	948	1.30%		1.29%		1.34%
Trading Account Assets (7)	273,302	278,536	275,750	2,043	2,235	2,094	2.97%		3.22%		3.01%
Investments	327,568	318,385	296,854	2,647	2,218	2,037	3.21%		2.79%		2.72%
Total Loans (net of Unearned Income) (8)	649,534	646,194	644,462	13,335	12,774	12,674	8.15%		7.93%		7.80%
Other Interest-Earning Assets	56,542	50,432	50,755	277	116	106	1.94%		0.92%		0.83%
Total Average Interest-Earning Assets	$1,714,431	$1,747,424	$1,716,662	$19,427	$18,706	$18,282	4.50%		4.29%		4.23%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$727,955	$723,761	$705,229	$1,904	$1,863	$1,841	1.04%		1.03%		1.04%
Deposit Insurance and FDIC Assessment	—	—	—	226	367	387
Total Deposits	727,955	723,761	705,229	2,130	2,230	2,228	1.16%		1.24%		1.25%
Fed Funds Purchased and Repurchase Agreements (6)	205,415	221,699	218,416	671	933	796	1.30%		1.69%		1.45%
Trading Account Liabilities (7)	75,465	91,845	96,708	108	168	91	0.57%		0.73%		0.37%
Short-Term Borrowings	144,918	129,394	125,794	213	168	155	0.58%		0.52%		0.49%
Long-Term Debt (9)	363,933	358,381	329,730	3,061	2,937	2,760	3.34%		3.29%		3.32%
Total Average Interest-Bearing Liabilities	$1,517,686	$1,525,080	$1,475,877	$6,183	$6,436	$6,030	1.62%		1.69%		1.62%
Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,517,686	$1,525,080	$1,475,877	$5,957	$6,069	$5,643	1.56%		1.60%		1.52%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$13,244	$12,270	$12,252	3.06%		2.82%		2.83%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$13,470	$12,637	$12,639	3.12%		2.90%		2.92%

3Q11 Increase (Decrease) From							(23	)bps	1	bps

3Q11 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							(20	)bps	2	bps

(1)

Net Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $116 million for the third quarter of 2010, $122 million for the second quarter of 2011 and $138 million for the third quarter of 2011.

(2)	Citigroup Average Balances and Interest Rates include both domestic and international operations.
(3)	Monthly averages have been used by certain subsidiaries where daily averages are unavailable.
(4)	Average Rate % is calculated as annualized interest over average volumes.
(5)	Preliminary.
(6)

Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)

Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue.  Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)	Nonperforming loans are included in the average loan balances.
(9)	Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation and has been reclassified to exclude Discontinued Operations.

EOP DEPOSITS TOTAL CITIGROUP (In billions of dollars)

								3Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q10 Increase/
	2010	2010	2010	2010	2011	2011	2011	(Decrease)

Citicorp Deposits by Business

Regional Consumer Banking
North America	$146.4	$144.7	$143.7	$145.2	$145.4	$144.1	$147.4	3%
EMEA	9.4	8.7	9.4	9.7	9.8	10.0	9.4	—
Latin America	40.6	40.9	41.7	46.3	48.7	49.0	43.7	5%
Asia	98.4	97.1	105.4	107.3	109.8	112.7	109.3	4%
Total	$294.8	$291.4	$300.2	$308.5	$313.7	$315.8	$309.8	3%

ICG
Securities and Banking	$120.5	$112.4	$115.5	$111.4	$115.0	$113.8	$104.3	(10)%
Transaction Services	314.5	314.9	341.4	339.8	355.3	358.3	361.7	6%
Total	$435.0	$427.3	$456.9	$451.2	$470.3	$472.1	$466.0	2%

Total Citicorp	$729.8	$718.7	$757.1	$759.7	$784.0	$787.9	$775.8	2%

Citi Holdings Deposits

Brokerage and Asset Management	$58.9	$57.1	$56.9	$57.8	$57.7	$55.2	$53.7	(6)%
Local Consumer Lending	26.6	25.1	25.4	21.4	19.4	18.1	17.1	(33)%
Total Citi Holdings	$85.5	$82.2	$82.3	$79.2	$77.1	$73.3	$70.8	(14)%

Corporate/Other Deposits	$12.6	$13.1	$10.7	$6.1	$4.8	$5.1	$4.7	(56)%

Total Citigroup Deposits	$827.9	$814.0	$850.1	$845.0	$865.9	$866.3	$851.3	—

Reclassified to conform to the current period’s presentation.

EOP LOANS TOTAL CITIGROUP (In billions of dollars)

								3Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q10 Increase/
	2010	2010	2010	2010	2011	2011	2011	(Decrease)

Citicorp:
Regional Consumer Banking

North America
Credit Cards	$77.7	$77.2	$76.6	$77.5	$73.2	$73.7	$73.8	(4)%
Retail Banking	31.5	30.2	29.4	30.7	33.0	34.5	36.5	24%
Total	$109.2	$107.4	$106.0	$108.2	$106.2	$108.2	$110.3	4%

EMEA
Credit Cards	$2.9	$2.6	$2.9	$2.8	$2.9	$3.0	$2.7	(7)%
Retail Banking	4.6	4.0	4.4	4.2	4.5	4.7	4.3	(2)%
Total	$7.5	$6.6	$7.3	$7.0	$7.4	$7.7	$7.0	(4)%

Latin America
Credit Cards	$12.1	$12.0	$12.6	$13.4	$13.5	$14.2	$12.9	2%
Retail Banking	18.4	18.5	19.6	20.4	22.0	23.7	22.0	12%
Total	$30.5	$30.5	$32.2	$33.8	$35.5	$37.9	$34.9	8%

Asia
Credit Cards	$17.5	$17.6	$19.0	$20.4	$20.0	$21.0	$20.0	5%
Retail Banking	54.3	54.5	58.2	60.7	63.5	66.1	64.5	11%
Total	$71.8	$72.1	$77.2	$81.1	$83.5	$87.1	$84.5	9%

Total Consumer Loans
Credit Cards	$110.2	$109.4	$111.1	$114.1	$109.6	$111.9	$109.4	(2)%
Retail Banking	108.8	107.2	111.6	116.0	123.0	129.0	127.3	14%
Total Consumer	$219.0	$216.6	$222.7	$230.1	$232.6	$240.9	$236.7	6%

Total Corporate Loans
Securities and Banking	$129.8	$127.4	$129.9	$132.5	$138.5	$146.2	$149.1	15%
Global Transaction Services	30.5	35.2	40.9	44.1	47.2	52.9	57.8	41%
Total Corporate Loans	$160.3	$162.6	$170.8	$176.6	$185.7	$199.1	$206.9	21%

Total Citicorp	$379.3	$379.2	$393.5	$406.7	$418.3	$440.0	$443.6	13%

Citi Holdings:

Local Consumer Lending - North America
Credit Cards	$54.5	$50.2	$46.0	$46.4	$41.3	$41.9	$41.1	(11)%
Real Estate Lending	147.7	139.6	132.5	125.6	119.9	116.0	110.9	(16)%
Commercial Real Estate	10.3	9.9	5.4	3.4	2.0	1.3	1.1	(80)%
Student Loans, Auto and Other	54.2	48.4	15.9	14.7	13.6	10.8	7.6	(52)%
Personal	14.5	13.6	13.3	12.9	12.2	11.4	11.1	(17)%
Total	$281.2	$261.7	$213.1	$203.0	$189.0	$181.4	$171.8	(19)%

Local Consumer Lending - International
Credit Cards	$7.0	$6.2	$6.5	$6.2	$3.5	$3.6	$3.3	(49)%
Retail Banking	20.7	18.4	18.2	15.7	14.6	13.0	11.5	(37)%
Total	$27.7	$24.6	$24.7	$21.9	$18.1	$16.6	$14.8	(40)%

Citi Holdings - Other	$33.6	$26.7	$23.0	$17.2	$11.7	$9.5	7.0	(70)%

Total Citi Holdings	$342.5	$313.0	$260.8	$242.1	$218.8	$207.5	$193.6	(26)%
Total Citigroup - GAAP	$721.8	$692.2	$654.3	$648.8	$637.1	$647.5	$637.2	(3)%

Consumer Loans	$529.7	$503.5	$461.1	$455.7	$438.9	$440.4	$424.6	(8)%
Corporate Loans	192.1	188.6	193.2	193.1	198.2	207.1	212.6	10%
Total Citigroup - GAAP	$721.8	$692.1	$654.3	$648.8	$637.1	$647.5	$637.2	(3)%

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate

Loans on the Consolidated Balance Sheet.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)							EOP Loans
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q
	2010	2010	2010	2010	2011	2011	2011	2011

Citicorp (2)
Total	$3,974	$3,798	$3,432	$3,101	$2,973	$2,783	$2,469	$236.7
Ratio	1.81%	1.75%	1.55%	1.35%	1.28%	1.16%	1.05%

Retail Bank (2)
Total	$819	$869	$842	$760	$801	$812	$759	$127.3
Ratio	0.75%	0.81%	0.76%	0.66%	0.66%	0.63%	0.60%
North America (2)	$142	$245	$221	$228	$241	$211	$232	$36.5
Ratio	0.45%	0.81%	0.77%	0.76%	0.75%	0.63%	0.66%
EMEA	$108	$109	$105	$84	$76	$76	$65	$4.3
Ratio	2.35%	2.73%	2.39%	2.00%	1.69%	1.62%	1.51%
Latin America	$323	$308	$290	$223	$249	$259	$239	$22.0
Ratio	1.76%	1.66%	1.48%	1.09%	1.13%	1.09%	1.09%
Asia	$246	$207	$226	$225	$235	$266	$223	$64.5
Ratio	0.45%	0.38%	0.39%	0.37%	0.37%	0.40%	0.35%

Citi-Branded Cards
Total	$3,155	$2,929	$2,590	$2,341	$2,172	$1,971	$1,710	$109.4
Ratio	2.86%	2.68%	2.33%	2.05%	1.98%	1.76%	1.56%
North America	$2,304	$2,130	$1,807	$1,597	$1,432	$1,205	$1,053	$73.8
Ratio	2.97%	2.76%	2.36%	2.06%	1.96%	1.64%	1.43%
EMEA	$77	$72	$69	$58	$60	$54	$47	$2.7
Ratio	2.66%	2.77%	2.38%	2.07%	2.07%	1.80%	1.74%
Latin America	$510	$481	$472	$446	$445	$462	$396	$12.9
Ratio	4.21%	4.01%	3.75%	3.33%	3.30%	3.25%	3.07%
Asia	$264	$246	$242	$240	$235	$250	$214	$20.0
Ratio	1.51%	1.40%	1.27%	1.18%	1.18%	1.19%	1.07%

Citi Holdings - Local Consumer Lending (2) (3)	$16,797	$14,363	$11,814	$10,216	$8,531	$7,082	$6,835	$186.6
Ratio	5.66%	5.24%	5.23%	4.76%	4.32%	3.76%	3.86%
International	$953	$724	$713	$657	$571	$530	$480	$14.8
Ratio	3.44%	2.94%	2.89%	3.00%	3.15%	3.19%	3.24%
North America Retail Partner Cards	$2,374	$1,996	$1,739	$1,601	$1,300	$1,059	$1,016	$41.1
Ratio	4.36%	3.98%	3.78%	3.45%	3.15%	2.53%	2.47%
North America (excluding Cards) (2) (3)	$13,470	$11,643	$9,362	$7,958	$6,660	$5,493	$5,339	$130.7
Ratio	6.27%	5.84%	6.03%	5.43%	4.83%	4.23%	4.40%

Total Citigroup (excluding Special Asset Pool) (2) (3)	$20,771	$18,161	$15,246	$13,317	$11,504	$9,865	$9,304	$423.3
Ratio	4.03%	3.70%	3.40%	3.00%	2.68%	2.30%	2.25%

(1)	The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)

The 90+ Days Past Due and related ratios for North America RCB and North America Local Consumer Lending (excluding Cards) excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Retail Consumer Banking on page 10 and Local Consumer Lending on page 29.

(3)

The March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011 and September 30, 2011 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes $2.9 billion, $2.6 billion, $2.4 billion, $1.7 billion, $1.5 billion, $1.4 billion and $1.3 billion, respectively, of Loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

SUPPLEMENTAL DETAIL

CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS
BUSINESS VIEW
(In millions of dollars, except loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)							EOP Loans
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q
	2010	2010	2010	2010	2011	2011	2011	2011

Citicorp (2)
Total	$4,398	$3,932	$3,820	$3,553	$3,359	$3,112	$2,830	$236.7
Ratio	2.01%	1.82%	1.72%	1.55%	1.45%	1.30%	1.20%

Retail Bank (2)
Total	$1,304	$1,205	$1,277	$1,146	$1,142	$1,088	$974	$127.3
Ratio	1.20%	1.12%	1.15%	0.99%	0.94%	0.85%	0.77%
North America (2)	$236	$241	$243	$212	$185	$209	$217	$36.5
Ratio	0.75%	0.80%	0.85%	0.71%	0.58%	0.62%	0.62%
EMEA	$203	$158	$156	$136	$143	$132	$106	$4.3
Ratio	4.41%	3.95%	3.55%	3.24%	3.18%	2.81%	2.47%
Latin America	$389	$336	$402	$265	$323	$301	$266	$22.0
Ratio	2.11%	1.82%	2.05%	1.30%	1.47%	1.27%	1.21%
Asia	$476	$470	$476	$533	$491	$446	$385	$64.5
Ratio	0.88%	0.86%	0.82%	0.88%	0.77%	0.67%	0.60%

Citi-Branded Cards
Total	$3,094	$2,727	$2,543	$2,407	$2,217	$2,024	$1,856	$109.4
Ratio	2.81%	2.49%	2.29%	2.11%	2.02%	1.81%	1.70%
North America	$2,145	$1,828	$1,687	$1,539	$1,327	$1,132	$1,095	$73.8
Ratio	2.76%	2.37%	2.20%	1.99%	1.81%	1.54%	1.48%
EMEA	$113	$90	$86	$72	$78	$72	$63	$2.7
Ratio	3.90%	3.46%	2.97%	2.57%	2.69%	2.40%	2.33%
Latin America	$475	$485	$442	$456	$454	$469	$398	$12.9
Ratio	3.93%	4.04%	3.51%	3.40%	3.36%	3.30%	3.09%
Asia	$361	$324	$328	$340	$358	$351	$300	$20.0
Ratio	2.06%	1.84%	1.73%	1.67%	1.79%	1.67%	1.50%

Citi Holdings - Local Consumer Lending (2) (3)	$12,178	$11,141	$10,350	$9,396	$7,569	$7,242	$7,215	$186.6
Ratio	4.10%	4.06%	4.58%	4.38%	3.84%	3.85%	4.07%

International	$1,059	$939	$978	$848	$815	$726	$677	$14.8
Ratio	3.82%	3.82%	3.96%	3.87%	4.50%	4.37%	4.57%
North America Retail Partner Cards	$2,316	$2,090	$1,914	$1,685	$1,460	$1,315	$1,329	$41.1
Ratio	4.25%	4.16%	4.16%	3.63%	3.54%	3.14%	3.23%
North America (excluding Cards) (2) (3)	$8,803	$8,112	$7,458	$6,863	$5,294	$5,201	$5,209	$130.7
Ratio	4.10%	4.07%	4.81%	4.68%	3.84%	4.01%	4.29%

Total Citigroup (excluding Special Asset Pool) (2)(3)	$16,576	$15,073	$14,170	$12,949	$10,928	$10,354	$10,045	$423.3
Ratio	3.21%	3.07%	3.16%	2.92%	2.55%	2.42%	2.43%

(1)	The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)

The 30-89 Days Past Due and related ratios for North America RCB and North America Local Consumer Lending (excluding Cards) excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Retail Consumer Banking on page 10 and Local Consumer Lending on page 29.

(3)

The March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011 and September 30, 2011 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes $2.9 billion, $2.6 billion, $2.4 billion, $1.7 billion, $1.5 billion, $1.4 billion and $1.3 billion, respectively, of Loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

ALLOWANCE FOR CREDIT LOSSES - PAGE 1
TOTAL CITIGROUP
(In millions of dollars)

								3Q11 vs.	Nine	Nine	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	(Decrease)	2010	2011	(Decrease)

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$36,033	$48,746	$46,197	$43,674	$40,655	$36,568	$34,362		$36,033	$40,655

Gross Credit (Losses)	(9,202)	(9,006)	(8,499)	(7,784)	(7,131)	(5,906)	(5,217)	39%	(26,707)	(18,254)	32%
Gross Recoveries	818	1,044	840	930	862	759	703	(16)%	2,702	2,324	(14)%
Net Credit (Losses) / Recoveries (NCL’s)	(8,384)	(7,962)	(7,659)	(6,854)	(6,269)	(5,147)	(4,514)	41%	(24,005)	(15,930)	34%
NCL’s	8,384	7,962	7,659	6,854	6,269	5,147	4,514	(41)%	24,005	15,930	(34)%
Net Reserve Builds / (Releases)	(882)	(1,752)	(1,470)	(2,419)	(3,482)	(1,950)	(1,591)	(8)%	(4,104)	(7,023)	(71)%
Net Specific Reserve Builds / (Releases) (2)	864	313	(523)	204	112	(16)	126	NM	654	222	(66)%
Provision for Loan Losses	8,366	6,523	5,666	4,639	2,899	3,181	3,049	(46)%	20,555	9,129	(56)%
Other (4) (5) (6) (7) (8) (9) (10) (11)	12,731	(1,110)	(530)	(804)	(717)	(240)	(845)		11,091	(1,802)
Allowance for Loan Losses at End of Period (1) (3) (a)	$48,746	$46,197	$43,674	$40,655	$36,568	$34,362	$32,052		$43,674	$32,052

Allowance for Unfunded Lending Commitments (12) (a)	$1,122	$1,054	$1,102	$1,066	$1,105	$1,097	$1,139		$1,102	$1,139

Provision for Unfunded Lending Commitments	$(35)	$(71)	$26	$(37)	$25	$(13)	$43		$(80)	$55

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$49,868	$47,251	$44,776	$41,721	$37,673	$35,459	$33,191		$44,776	$33,191

Total Allowance for Loan Losses as a Percentage of Total Loans (13)	6.80%	6.72%	6.73%	6.31%	5.78%	5.35%	5.07%

Allowance for Loan Losses at End of Period (1):
Citicorp	$18,503	$17,524	$17,371	$17,075	$15,597	$14,722	$13,424
Citi Holdings	30,243	28,673	26,303	23,580	20,971	19,640	18,628
Total Citigroup	$48,746	$46,197	$43,674	$40,655	$36,568	$34,362	$32,052

(1)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

The third quarter of 2011 includes $466 million attributable to the reclassification of certain loan modifications as TDRs in accordance with ASU 2011-02. Substantially all of which had previously been included in the non-specific reserves.

(3)

Included in the Allowance for Loan Losses are reserves for Consumer Troubled Debt Restructurings (TDRs) of $6,926 million, $7,320 million, $7,090 million, $7,609 million, $8,417 million, $8,751 million and $8,908 million, as of March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011 and September 30, 2011, respectively.

(4)	Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(5)	The first quarter of 2010 includes $13.4 billion related to the impact of consolidating entities in connection with Citigroup’s adoption of SFAS 166/167 as of January 1, 2010.

(6)

The second quarter of 2010 includes a reduction of an estimated $237 million related to the announced sales of the Canada Cards portfolio and an Auto portfolio (the allowance was transferred to Assets held-for-sale). Additionally, the second quarter of 2010 includes a reduction of approximately $480 million related to the sale or transfers to held-for-sale of U.S. Real Estate Lending Loans.

(7)

The third quarter of 2010 includes a reduction of an estimated $54 million related to the announced sale of The Student Loan Corporation (the allowance was transferred to Assets held-for-sale). Additionally, the third quarter of 2010 includes a reduction of approximately $950 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(8)	The fourth quarter of 2010 includes a reduction of approximately $600 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(9)

The first quarter of 2011 includes a reduction of approximately $560 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of $240 million related to the sale of the Egg Cards business.

(10)	The second quarter of 2011 includes a reduction of approximately $370 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(11)

The third quarter of 2011 includes a reduction of approximately $300 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $530 million related to foreign currency translation.

(12)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(13)

March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011 and September 30, 2011, excludes $5.4 billion, $4.9 billion, $5.2 billion, $4.4 billion, $4.4 billion, $4.8 billion and $5.4 billion, respectively, of Loans which are carried at fair value.

NM Not meaningful
Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2
TOTAL CITIGROUP
(In millions of dollars)

								3Q11 vs.	Nine	Nine	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	(Decrease)	2010	2011	(Decrease)

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period (1)	$28,347	$41,369	$39,529	$37,564	$35,406	$32,686	$30,915		$28,347	$35,406

Net Credit (Losses) / Recoveries (NCL’s)	(8,020)	(7,490)	(6,737)	(6,188)	(5,420)	(4,797)	(4,242)	37%	(22,247)	(14,459)	35%
NCL’s	8,020	7,490	6,737	6,188	5,420	4,797	4,242	(37)%	22,247	14,459	(35)%
Net Reserve Builds / (Releases)	(510)	(1,301)	(1,167)	(1,918)	(2,885)	(1,795)	(1,473)	(26)%	(2,978)	(6,153)	NM
Net Specific Reserve Builds / (Releases) (2)	731	484	(222)	587	906	267	235	NM	993	1,408	42%
Provision for Loan Losses	8,241	6,673	5,348	4,857	3,441	3,269	3,004	(44)%	20,262	9,714	(52)%
Other (4) (5) (6) (7) (8) (9) (10) (11)	12,801	(1,023)	(576)	(827)	(741)	(243)	(811)		11,202	(1,795)	NM
Allowance for Loan Losses at End of Period (1) (3) (a)	$41,369	$39,529	$37,564	$35,406	$32,686	$30,915	$28,866		$37,564	$28,866

Consumer Allowance for Unfunded Lending Commitments (12) (a)	$6	$—	$—	$—	$—	$3	$4		$—	$4

Provision for Unfunded Lending Commitments	$—	$(9)	$—	$—	$—	$3	$2		$(9)	$5

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$41,375	$39,529	$37,564	$35,406	$32,686	$30,918	$28,870		$37,564	$28,870

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (13)	7.85%	7.89%	8.19%	7.80%	7.47%	7.04%	6.82%

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period	$7,686	$7,377	$6,668	$6,110	$5,249	$3,882	$3,447		$7,686	$5,249

Net Credit (Losses) / Recoveries (NCL’s)	(364)	(472)	(922)	(666)	(849)	(350)	(272)	70%	(1,758)	(1,471)	16%
NCL’s	364	472	922	666	849	350	272	(70)%	1,758	1,471	(16)%
Net Reserve Builds / (Releases)	(372)	(451)	(303)	(501)	(597)	(155)	(118)	61%	(1,126)	(870)	23%
Net Specific Reserve Builds / (Releases)	133	(171)	(301)	(383)	(794)	(283)	(109)	64%	(339)	(1,186)	NM
Provision for Loan Losses	125	(150)	318	(218)	(542)	(88)	45	(86)%	293	(585)	NM
Other (3)	(70)	(87)	46	23	24	3	(34)		(111)	(7)
Allowance for Loan Losses at End of Period (1) (b)	$7,377	$6,668	$6,110	$5,249	$3,882	$3,447	$3,186		$6,110	$3,186

Corporate Allowance for Unfunded Lending Commitments (12) (b)	$1,116	$1,054	$1,102	$1,066	$1,105	$1,094	$1,135		$1,102	$1,135

Provision for Unfunded Lending Commitments	$(35)	$(62)	$26	$(37)	$25	$(16)	$41		$(71)	$50

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$8,493	$7,722	$7,212	$6,315	$4,987	$4,541	$4,321		$7,212	$4,321

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (14)	3.89%	3.58%	3.21%	2.76%	1.99%	1.69%	1.53%

(1)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

The third quarter of 2011 includes $466 million attributable to the reclassification of certain loan modifications as TDRs in accordance with ASU 2011-02. Substantially all of which had previously been included in the non-specific reserves.

(3)

Included in the Allowance for Loan Losses are reserves for Consumer Troubled Debt Restructurings (TDRs) of $6,926 million, $7,320 million, $7,090 million, $7,609 million, $8,417 million, $8,751 million and $8,908 million, as of March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011 and September 30, 2011, respectively.

(4)	Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(5)	The first quarter of 2010 includes $13.4 billion related to the impact of consolidating entities in connection with Citigroup’s adoption of SFAS 166/167 as of January 1, 2010.

(6)

The second quarter of 2010 includes a reduction of an estimated $237 million related to the announced sales of the Canada Cards portfolio and an Auto portfolio (the allowance was transferred to Assets held-for-sale). Additionally, the second quarter of 2010 includes a reduction of approximately $480 million related to the sale or transfers to held-for-sale of U.S. Real Estate Lending Loans.

(7)

The third quarter of 2010 includes a reduction of an estimated $54 million related to the announced sale of The Student Loan Corporation (the allowance was transferred to Assets held-for-sale). Additionally, the third quarter of 2010 includes a reduction of approximately $950 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(8)	The fourth quarter of 2010 includes a reduction of approximately $600 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(9)

The first quarter of 2011 includes a reduction of approximately $560 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of $240 million related to the sale of the Egg Cards business.

(10)	The second quarter of 2011 includes a reduction of approximately $370 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(11)

The third quarter of 2011 includes a reduction of approximately $300 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $485 million related to foreign currency translation.

(12)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(13)

March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011 and September 30, 2011, excludes $2.9 billion, $2.6 billion, $2.4 billion, $1.7 billion $1.5 billion, $1.4 billion and $1.3 billion, respectively, of Loans which are carried at fair value.

(14)

March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011 and September 30, 2011 excludes $2.5 billion, $2.3 billion $2.8 billion $2.6 billion $2.9 billion, $3.4 billion and $4.1 billion, respectively, of Loans which are carried at fair value.

NM Not meaningful
Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1
CITICORP
(In millions of dollars)

								3Q11 vs.	Nine	Nine	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	(Decrease)	2010	2011	(Decrease)

Citicorp
Net Credit Losses	$3,142	$2,965	$3,020	$2,662	$2,318	$2,153	$1,933	(36)%	$9,127	$6,404	(30)%
Credit Reserve Build / (Release)	(360)	(639)	(427)	(741)	(1,258)	(909)	(630)	(48)%	(1,426)	(2,797)	(96)%
Consumer Banking
Net Credit Losses	$3,039	$2,922	$2,730	$2,525	$2,108	$2,003	$1,846	(32)%	$8,691	$5,957	(31)%
Credit Reserve Build / (Release)	(183)	(407)	(400)	(551)	(864)	(853)	(662)	(66)%	(990)	(2,379)	NM
North America Consumer Banking
Net Credit Losses	2,156	2,127	1,970	1,766	1,440	1,306	1,155	(41)%	6,253	3,901	(38)%
Credit Reserve Build / (Release)	4	(9)	40	(348)	(648)	(758)	(653)	NM	35	(2,059)	NM
Retail Banking
Net Credit Losses	73	79	90	97	88	77	65	(28)%	242	230	(5)%
Credit Reserve Build / (Release)	4	(9)	40	5	1	7	8	(80)%	35	16	(54)%
Citi-Branded Cards
Net Credit Losses	2,083	2,048	1,880	1,669	1,352	1,229	1,090	(42)%	6,011	3,671	(39)%
Credit Reserve Build / (Release)	—	—	—	(353)	(649)	(765)	(661)	—	—	(2,075)	—
EMEA Consumer Banking
Net Credit Losses	97	84	63	72	49	47	49	(22)%	244	145	(41)%
Credit Reserve Build / (Release)	(11)	(46)	(48)	(13)	(34)	(55)	(32)	33%	(105)	(121)	(15)%
Retail Banking
Net Credit Losses	47	45	32	43	23	24	29	(9)%	124	76	(39)%
Credit Reserve Build / (Release)	(7)	(21)	(18)	(7)	(12)	(29)	(20)	(11)%	(46)	(61)	(33)%
Citi-Branded Cards
Net Credit Losses	50	39	31	29	26	23	20	(35)%	120	69	(43)%
Credit Reserve Build / (Release)	(4)	(25)	(30)	(6)	(22)	(26)	(12)	60%	(59)	(60)	(2)%
Latin America Consumer Banking
Net Credit Losses	509	457	451	451	407	425	406	(10)%	1,417	1,238	(13)%
Credit Reserve Build / (Release)	(138)	(240)	(298)	(147)	(147)	(21)	63	NM	(676)	(105)	84%
Retail Banking
Net Credit Losses	91	96	129	123	103	117	113	(12)%	316	333	5%
Credit Reserve Build / (Release)	(7)	(28)	(53)	3	(69)	23	76	NM	(88)	30	NM
Citi-Branded Cards
Net Credit Losses	418	361	322	328	304	308	293	(9)%	1,101	905	(18)%
Credit Reserve Build / (Release)	(131)	(212)	(245)	(150)	(78)	(44)	(13)	95%	(588)	(135)	77%
Asia Consumer Banking
Net Credit Losses	277	254	246	236	212	225	236	(4)%	777	673	(13)%
Credit Reserve Build / (Release)	(38)	(112)	(94)	(43)	(35)	(19)	(40)	57%	(244)	(94)	61%
Retail Banking
Net Credit Losses	78	83	82	79	63	80	88	7%	243	231	(5)%
Credit Reserve Build / (Release)	(17)	(34)	(29)	(18)	(8)	(3)	(15)	48%	(80)	(26)	68%
Citi-Branded Cards
Net Credit Losses	199	171	164	157	149	145	148	(10)%	534	442	(17)%
Credit Reserve Build / (Release)	(21)	(78)	(65)	(25)	(27)	(16)	(25)	62%	(164)	(68)	59%

Institutional Clients Group (ICG)
Net Credit Losses	103	43	290	137	210	150	87	(70)%	436	447	3%
Credit Reserve Build / (Release)	(177)	(232)	(27)	(190)	(394)	(56)	32	NM	(436)	(418)	4%
Securities and Banking
Net Credit Losses	102	42	289	134	203	151	70	(76)%	433	424	(2)%
Credit Reserve Build / (Release)	(158)	(199)	(11)	(194)	(394)	(83)	50	NM	(368)	(427)	(16)%
Transaction Services
Net Credit Losses	1	1	1	3	7	(1)	17	NM	3	23	NM
Credit Reserve Build / (Release)	(19)	(33)	(16)	4	—	27	(18)	(13)%	(68)	9	NM

Total Citicorp Provision for Loan Losses	$2,782	$2,326	$2,593	$1,921	$1,060	$1,244	$1,303	(50)%	$7,701	$3,607	(53)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2 CITI HOLDINGS / TOTAL CITIGROUP (In millions of dollars)

								3Q11 vs.	Nine	Nine	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	2011	(Decrease)	2010	2011	(Decrease)
Citi Holdings
Net Credit Losses	$5,241	$4,998	$4,640	$4,191	$3,950	$2,995	$2,581	(44)%	$14,879	$9,526	(36)%
Credit Reserve Build / (Release)	340	(800)	(1,567)	(1,473)	(2,112)	(1,057)	(835)	47%	(2,027)	(4,004)	(98)%
Brokerage and Asset Management
Net Credit Losses	11	1	2	3	1	—	3	50%	14	4	(71)%
Credit Reserve Build / (Release)	(7)	(3)	(4)	(4)	(1)	(2)	—	100%	(14)	(3)	79%
Local Consumer Lending
Net Credit Losses	4,938	4,535	3,949	3,618	3,279	2,776	2,376	(40)%	13,422	8,431	(37)%
Credit Reserve Build / (Release)	386	(421)	(953)	(783)	(1,110)	(664)	(558)	41%	(988)	(2,332)	NM
Special Asset Pool
Net Credit Losses	292	462	689	570	670	219	202	(71)%	1,443	1,091	(24)%
Credit Reserve Build / (Release)	(39)	(376)	(610)	(686)	(1,001)	(391)	(277)	55%	(1,025)	(1,669)	(63)%

Total Citi Holdings Provision for Loan Losses	$5,581	$4,198	$3,073	$2,718	$1,838	$1,938	$1,746	(43)%	$12,852	$5,522	(57)%

Total Citicorp Provision for Loan Losses (from prior page)	$2,782	$2,326	$2,593	$1,921	$1,060	$1,244	$1,303	(50)%	$7,701	$3,607	(53)%

Corporate / Other	3	(1)	—	—	1	(1)	—	—	2	—	(100)%

Total Citigroup Provision for Loan Losses	$8,366	$6,523	$5,666	$4,639	$2,899	$3,181	$3,049	(46)%	$20,555	$9,129	(56)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

								3Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q10 Increase/
	2010	2010	2010	2010	2011	2011	2011	(Decrease)

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$5,660	$4,411	$3,299	$2,112	$1,997	$1,899	$1,639	(50)%
EMEA	5,839	5,511	5,479	5,337	2,437	1,954	1,748	(68)%
Latin America	613	581	664	701	606	528	442	(33)%
Asia	831	546	517	470	451	451	342	(34)%
Total	$12,943	$11,049	$9,959	$8,620	$5,491	$4,832	$4,171	(58)%

Consumer Non-Accrual Loans By Region (2)
North America	$12,966	$11,289	$9,978	$8,540	$7,068	$6,125	$5,954	(40)%
EMEA	785	687	752	652	657	644	514	(32)%
Latin America	1,241	1,207	1,144	1,019	1,034	1,083	998	(13)%
Asia	633	580	586	576	562	549	480	(18)%
Total	$15,625	$13,763	$12,460	$10,787	$9,321	$8,401	$7,946	(36)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$846	$830	$842	$796	$743	$770	$764	(9)%
Regional Consumer Banking	35	36	37	30	33	40	46	24%
Brokerage and Asset Management	—	—	—	—	—	—	—	—
Local Consumer Lending	588	621	674	707	619	510	442	(34)%
Special Asset Pool	44	179	181	156	168	98	92	(49)%
Corporate/Other	8	7	7	14	14	16	13	86%

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$1,521	$1,673	$1,741	$1,703	$1,577	$1,434	$1,357	(22)%

OREO By Region:
North America	$1,291	$1,422	$1,470	$1,440	$1,331	$1,245	$1,222	(17)%
EMEA	134	146	164	161	140	133	79	(52)%
Latin America	51	49	53	47	52	55	56	6%
Asia	45	56	54	55	54	1	—	(100)%
Total	$1,521	$1,673	$1,741	$1,703	$1,577	$1,434	$1,357	(22)%

Other Repossessed Assets (4)	$64	$55	$38	$28	$21	$18	$24	(37)%

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$12,943	$11,049	$9,959	$8,620	$5,491	$4,832	$4,171	(58)%
Consumer Non-Accrual Basis Loans	15,625	13,763	12,460	10,787	9,321	8,401	7,946	(36)%
Non-Accrual Loans (NAL)	28,568	24,812	22,419	19,407	14,812	13,233	12,117	(46)%
OREO	1,521	1,673	1,741	1,703	1,577	1,434	1,357	(22)%
Other Repossessed Assets	64	55	38	28	21	18	24	(37)%
Non-Accrual Assets (NAA)	$30,153	$26,540	$24,198	$21,138	$16,410	$14,685	$13,498	(44)%

NAL as a % of Total Loans	3.96%	3.58%	3.43%	2.99%	2.32%	2.04%	1.90%
NAA as a % of Total Assets	1.51%	1.37%	1.22%	1.10%	0.84%	0.75%	0.70%

Allowance for Loan Losses as a % of NAL	171%	186%	195%	209%	247%	260%	265%

(1)

Corporate loans are placed on non-accrual status based upon a review by Citigroup’s Risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans. Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due. Residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.

(2)	Excludes SOP 3-03 purchased distressed loans.
(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.
(4)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.
(5)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 2 TOTAL CITICORP (In millions of dollars)

								3Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q10 Increase/
	2010	2010	2010	2010	2011	2011	2011	(Decrease)

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$1,258	$1,046	$1,115	$987	$1,181	$1,189	$1,243	11%
EMEA	1,089	864	1,131	1,276	1,302	1,064	957	(15)%
Latin America	347	313	378	472	427	392	361	(4)%
Asia	292	363	349	356	356	341	300	(14)%
Total	$2,986	$2,586	$2,973	$3,091	$3,266	$2,986	$2,861	(4)%

Consumer Non-Accrual Loans By Region (2)
North America	$242	$273	$355	$376	$363	$341	$345	(3)%
EMEA	210	145	144	102	110	104	76	(47)%
Latin America	1,200	1,167	1,102	977	1,004	1,051	959	(13)%
Asia	386	339	354	363	359	364	323	(9)%
Total	$2,038	$1,924	$1,955	$1,818	$1,836	$1,860	$1,703	(13)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$846	$830	$842	$796	$743	$770	$764	(9)%
Regional Consumer Banking	35	36	37	30	33	40	46	24%

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$881	$866	$879	$826	$776	$810	$810	(8)%

OREO By Region:
North America	$783	$803	$821	$777	$727	$759	$766	(7)%
EMEA	12	11	11	11	11	12	10	(9)%
Latin America	41	39	42	34	34	38	34	(19)%
Asia	45	13	5	4	4	1	—	(100)%
Total	$881	$866	$879	$826	$776	$810	$810	(8)%

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$2,986	$2,586	$2,973	$3,091	$3,266	$2,986	$2,861	(4)%
Consumer Non-Accrual Basis Loans	2,038	1,924	1,955	1,818	1,836	1,860	1,703	(13)%
Non-Accrual Loans (NAL)	5,024	4,510	4,928	4,909	5,102	4,846	4,564	(7)%
OREO	881	866	879	826	776	810	810	(8)%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$5,905	$5,376	$5,807	$5,735	$5,878	$5,656	$5,374	(7)%

NAA as a % of Total Assets	0.48%	0.44%	0.45%	0.45%	0.44%	0.41%	0.39%

Allowance for Loan Losses as a % of NAL	368%	389%	352%	348%	306%	304%	294%

N/A	Not Available at the Citicorp level. See “Non-Accrual Assets - Page 1” (on page 41) for Total Citigroup balances.
(1)

Corporate loans are placed on non-accrual status based upon a review by Citigroup’s Risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans. Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due. Residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.

(2)	Excludes SOP 3-03 purchased distressed loans.
(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.
(4)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.
(5)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 3 TOTAL CITI HOLDINGS (In millions of dollars)

								3Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q10 Increase/
	2010	2010	2010	2010	2011	2011	2011	(Decrease)

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$4,402	$3,365	$2,184	$1,125	$816	$710	$396	(82)%
EMEA	4,750	4,647	4,348	4,061	1,135	890	791	(82)%
Latin America	266	268	286	229	179	136	81	(72)%
Asia	539	183	168	114	95	110	42	(75)%
Total	$9,957	$8,463	$6,986	$5,529	$2,225	$1,846	$1,310	(81)%

Consumer Non-Accrual Loans By Region (2)
North America	$12,724	$11,016	$9,623	$8,164	$6,705	$5,784	$5,609	(42)%
EMEA	575	542	608	550	547	540	438	—
Latin America	41	40	42	42	30	32	39	(7)%
Asia	247	241	232	213	203	185	157	(32)%
Total	$13,587	$11,839	$10,505	$8,969	$7,485	$6,541	$6,243	(41)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Brokerage and Asset Management	$—	$—	$—	$—	$—	$—	$—	—
Local Consumer Lending	588	621	674	707	619	510	442	(34)%
Special Asset Pool	44	179	181	156	168	98	92	(49)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$632	$800	$855	$863	$787	$608	$534	(38)%

OREO By Region:
North America	$500	$612	$642	$649	$590	$470	$443	(31)%
EMEA	122	135	153	150	129	121	69	(55)%
Latin America	10	10	11	13	18	17	22	100%
Asia	—	43	49	51	50	—	—	(100)%
Total	$632	$800	$855	$863	$787	$608	$534	(38)%

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$9,957	$8,463	$6,986	$5,529	$2,225	$1,846	$1,310	(81)%
Consumer Non-Accrual Basis Loans	13,587	11,839	10,505	8,969	7,485	6,541	6,243	(41)%
Non-Accrual Loans (NAL)	23,544	20,302	17,491	14,498	9,710	8,387	7,553	(57)%
OREO	632	800	855	863	787	608	534	(38)%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$24,176	$21,102	$18,346	$15,361	$10,497	$8,995	$8,087	(56)%

NAA as a % of Total Assets	4.81%	4.54%	4.36%	4.28%	3.11%	2.92%	2.80%

Allowance for Loan Losses as a % of NAL	128%	141%	150%	163%	216%	234%	247%

N/A	Not Available at the Citi Holdings level. See “Non-Accrual Assets - Page 1” (on page 41) for Total Citigroup balances.
(1)

Corporate loans are placed on non-accrual status based upon a review by Citigroup’s Risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans. Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due. Residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.

(2)	Excludes SOP 3-03 purchased distressed loans.
(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.
(4)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.
(5)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS - PAGE 4 (In millions of dollars)

Tangible Book Value Per Share and Tangible Common Equity (TCE) (and related ratio) are non-GAAP financial measures.  TCE, as defined by Citigroup, represents Common equity less Goodwill and Intangible assets (excluding MSRs) net of the related deferred taxes.   Other companies may calculate TCE in a manner different from Citigroup.  A reconciliation of Citigroup’s total stockholders’ equity to TCE and Tangible Book Value per Share follows:

	1Q	2Q	3Q	4Q	1Q	2Q	3Q
	2010	2010	2010	2010	2011	2011	2011

Tangible Book Value Per Share (page 1):

Total Common Equity	$151,109	$154,494	$162,601	$163,156	$170,725	$176,052	$177,060
Less:
Goodwill - as reported	25,662	25,201	25,797	26,152	26,339	26,621	25,496
Intangible Assets (Other than MSRs) - as reported	8,277	7,868	7,705	7,504	7,280	7,136	6,800

Goodwill and Intangible Assets - recorded as Assets of Discontinued Operations Held For Sale	—	—	—	—	165	—	—
Goodwill and Intangible Assets - recorded as Assets Held for Sale	45	66	—	—	—

Net Deferred Taxes - Related to Goodwill and Intangible Assets	65	62	59	56	53	50	47
Tangible Common Equity	$117,060	$121,297	$129,040	$129,444	$136,888	$142,245	$144,717
Common Shares Outstanding, at period end	2,862.0	2,897.5	2,905.0	2,905.8	2,920.6	2,917.9	2,923.7
Tangible Book Value Per Share	$40.90	$41.86	$44.42	$44.55	$46.87	$48.75	$49.50

Reclassified to conform to the current period’s presentation.